EXHIBIT 99.2

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter and Year Ended December 31, 2021

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, one of the most significant factors is the ongoing adverse effect of the COVID-19 pandemic on our business, financial condition, results of operations, cash flows, operating performance and the effect it has had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. The extent of the impact of the COVID-19 pandemic will depend on future developments, including vaccination rates among the population, the efficacy and durability of vaccines against emerging variants, and governmental and tenant responses thereto, all of which are uncertain at this time but the impact could be material. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2021. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this Supplemental package on page i in the Appendix.

BUSINESS DEVELOPMENTS
Acquisition Activity
One Park Avenue
On August 5, 2021, pursuant to a right of first offer, we increased our ownership interest in One Park Avenue, a 944,000 square foot Manhattan office building, to 100.0% by acquiring our joint venture partner's 45.0% ownership interest in the property. The purchase price values the property at $875,000,000. We paid approximately $158,000,000 in cash and assumed our joint venture partner's share of the $525,000,000 mortgage loan. We previously accounted for our investment under the equity method and have consolidated the accounts of the property from the date of acquisition of the additional 45.0% ownership interest.
Disposition Activity
220 Central Park South ("220 CPS")
During the three months ended December 31, 2021, we closed on the sale of two condominium units at 220 CPS for net proceeds of $39,721,000 resulting in a financial statement net gain of $14,959,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $1,375,000 of income tax expense was recognized on our consolidated statements of income. During the year ended December 31, 2021, we closed on the sale of six condominium units at 220 CPS for net proceeds of $137,404,000 resulting in a financial statement net gain of $50,318,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $5,711,000 of income tax expense was recognized on our consolidated statements of income. From inception to December 31, 2021, we have closed on the sale of 106 units for net proceeds of $3,006,896,000 resulting in financial statement net gains of $1,117,255,000.
Alexander’s, Inc. (“Alexander’s”)
On June 4, 2021, Alexander's completed the sale of a parcel of land in the Bronx, New York for $10,000,000. As a result of the sale, we recognized our $2,956,000 share of the net gain and also received a $300,000 sales commission paid by Alexander's.
On October 4, 2021, Alexander's sold its Paramus, New Jersey property to IKEA Property, Inc. ("IKEA"), the tenant at the property, for $75,000,000 pursuant to IKEA's purchase option contained in the lease. The property was encumbered by a $68,000,000 mortgage loan which was repaid at closing of the sale. As a result of the sale, we recognized our $11,620,000 share of the net gain and also received a $750,000 sales commission paid by Alexander's.
Madison Avenue
On September 24, 2021, we sold three Manhattan retail properties located at 677-679, 759-771 and 828-850 Madison Avenue in two separate sale transactions for an aggregate sales price of $100,000,000. Net proceeds from the sales were $96,503,000. In connection with the sales, we recorded $7,880,000 of non-cash impairment losses which are included in "impairment losses, transaction related costs and other" on our consolidated statements of income.
Vornado Capital Partners Real Estate Fund (the "Fund")
On December 7, 2021, the Fund completed the sale of the retail condominium located at 501 Broadway for $27,500,000. From the inception of this investment through its disposition, the Fund realized a $6,346,000 net loss.
SoHo Properties
On May 10, 2021, we entered into an agreement to sell two Manhattan retail properties located at 478-482 Broadway and 155 Spring Street for a sales price of $84,500,000. On January 13, 2022, we completed the sale transaction and realized net proceeds of $81,399,000. In connection with the sale, we will recognize a net gain of approximately $850,000 in the first quarter of 2022.

BUSINESS DEVELOPMENTS
Financing Activity
One Park Avenue
On February 26, 2021, the joint venture completed a $525,000,000 refinancing of One Park Avenue. The interest-only loan bears a rate of LIBOR plus 1.11% (1.22% as of December 31, 2021) and matures in March 2023, with three one-year extension options (March 2026, as fully extended). We realized our $105,000,000 share of net proceeds. The loan replaced the previous $300,000,000 loan that bore interest at LIBOR plus 1.75% and was scheduled to mature in March 2021.
PENN 11
On March 7, 2021, we entered into an interest rate swap agreement for our $500,000,000 PENN 11 mortgage loan to swap the interest rate on the mortgage loan from LIBOR plus 2.75% to a fixed rate of 3.03% through March 2024. On December 1, 2021, we completed a loan modification which reduced the interest rate on the mortgage loan to LIBOR plus 1.95% (2.05% as of December 31, 2021) from LIBOR plus 2.75%, resulting in a fixed rate of 2.23% pursuant to the interest rate swap agreement.
909 Third Avenue
On March 26, 2021, we completed a $350,000,000 refinancing of 909 Third Avenue, a 1.4 million square foot Manhattan office building. The interest-only loan bears a fixed rate of 3.23% and matures in April 2031. The loan replaced the previous $350,000,000 loan that bore interest at a fixed rate of 3.91% and was scheduled to mature in May 2021.
Unsecured Revolving Credit Facility
On April 15, 2021, we extended our $1.25 billion unsecured revolving credit facility from January 2023 (as fully extended) to April 2026 (as fully extended). The interest rate on the extended facility was lowered to LIBOR plus 0.90% from LIBOR plus 1.00%. We subsequently qualified for a sustainability margin adjustment by achieving certain key performance indicator (KPI) metrics, which reduced our interest rate by 0.01% to LIBOR plus 0.89%. The facility fee remains at 20 basis points. Our separate $1.50 billion unsecured revolving credit facility matures in March 2024 (as fully extended) and has an interest rate of LIBOR plus 0.90% and a facility fee of 20 basis points.
555 California Street
On May 10, 2021, we completed a $1.2 billion refinancing of 555 California Street, a three-building 1.8 million square foot office campus in San Francisco, in which we own a 70.0% controlling interest. The interest-only loan bears a rate of LIBOR plus 1.93% in years one through five (2.04% as of December 31, 2021), LIBOR plus 2.18% in year six and LIBOR plus 2.43% in year seven. The loan matures in May 2023, with five one-year extension options (May 2028 as fully extended). We swapped the interest rate on our $840,000,000 share of the loan to a fixed rate of 2.26% through May 2024. The loan replaced the previous $533,000,000 loan that bore interest at a fixed rate of 5.10% and was scheduled to mature in September 2021.
Senior Unsecured Notes
On May 24, 2021, we completed a green bond public offering of $400,000,000 2.15% senior unsecured notes due June 1, 2026 ("2026 Notes") and $350,000,000 3.40% senior unsecured notes due June 1, 2031 ("2031 Notes"). Interest on the senior unsecured notes is payable semi-annually on June 1 and December 1, commencing December 1, 2021. The 2026 Notes were sold at 99.86% of their face amount to yield 2.18% and the 2031 Notes were sold at 99.59% of their face amount to yield 3.45%.
theMART
On May 28, 2021, we repaid the $675,000,000 mortgage loan on theMART, a 3.7 million square foot commercial building in Chicago, with proceeds from our senior unsecured notes offering. The loan bore interest at 2.70% and was scheduled to mature in September 2021.

BUSINESS DEVELOPMENTS
Financing Activity - continued
Preferred Securities
On September 22, 2021, Vornado sold 12,000,000 4.45% Series O cumulative redeemable preferred shares at a price of $25.00 per share, pursuant to an effective registration statement. Vornado received aggregate net proceeds of $291,153,000, after underwriters' discount and issuance costs, and contributed the net proceeds to the Operating Partnership in exchange for 12,000,000 4.45% Series O preferred units (with economic terms that mirror those of the Series O preferred shares). Dividends on the Series O preferred shares/units are cumulative and payable quarterly in arrears. The Series O preferred shares/units are not convertible into, or exchangeable for, any of our properties or securities. On or after five years from the date of issuance (or sooner under limited circumstances), Vornado may redeem the Series O preferred shares/units at a redemption price of $25.00 per share/unit, plus accrued and unpaid dividends/distributions through the date of redemption. The Series O preferred shares/units have no maturity date and will remain outstanding indefinitely unless redeemed by Vornado. Vornado used the net proceeds for the redemption of its 5.70% Series K cumulative redeemable preferred shares/units.
On October 13, 2021, we redeemed all of the outstanding 5.70% Series K preferred shares/units at their redemption price of $25.00 per share/unit, or $300,000,000 in the aggregate, plus accrued and unpaid dividends/distributions through the date of redemption. We recognized $9,033,000 of previously capitalized issuance costs in "Series K preferred share/unit issuance costs" on our consolidated statements of income during the third quarter of 2021, when the preferred shares/units were called for redemption.
1290 Avenue of the Americas
On November 16, 2021, we completed a $950,000,000 refinancing of 1290 Avenue of the Americas, a 2.1 million square foot Class A Manhattan office building, in which we own a 70.0% controlling interest. The interest-only loan bears a rate of LIBOR plus 1.51% (1.62% as of December 31, 2021) in years one to five, increasing 0.25% in both years six and seven. The loan matures in November 2023 with five one-year extension options (November 2028 as fully extended). We defeased the existing $950,000,000 loan that bore interest at a fixed rate of 3.34% and was scheduled to mature in November 2022. As a result, we incurred $23,729,000 of defeasance costs, which are included in "interest and debt expense" on our consolidated statements of income, of which $7,119,000 is attributable to noncontrolling interest.

BUSINESS DEVELOPMENTS
Leasing Activity For the Three Months Ended December 31, 2021:
954,000 square feet of New York Office space (852,000 square feet at share) at an initial rent of $87.84 per square foot and a weighted average lease term of 14.1 years. The changes in the GAAP and cash mark-to-market rent on the 680,000 square feet of second generation space were positive 38.9% and positive 29.1%, respectively. Tenant improvements and leasing commissions were $9.65 per square foot per annum, or 11.0% of initial rent.
54,000 square feet of New York Retail space (50,000 square feet at share) at an initial rent of $154.00 per square foot and a weighted average lease term of 4.8 years. The changes in the GAAP and cash mark-to-market rent on the 2,000 square feet of second generation space were negative 0.8% and negative 12.8%, respectively. Tenant improvements and leasing commissions were $14.19 per square foot per annum, or 9.2% of initial rent.
28,000 square feet at theMART (all at share) at an initial rent of $54.61 per square foot and a weighted average lease term of 3.2 years. The changes in the GAAP and cash mark-to-market rent on the 17,000 square feet of second generation space were negative 11.2% and negative 11.4%, respectively. Tenant improvements and leasing commissions were $4.72 per square foot per annum, or 8.6% of initial rent.
Leasing Activity For the Year Ended December 31, 2021:
2,252,000 square feet of New York Office space (1,973,000 square feet at share) at an initial rent of $83.26 per square foot and a weighted average lease term of 11.1 years. The changes in the GAAP and cash mark-to-market rent on the 1,591,000 square feet of second generation space were positive 15.9% and positive 10.8%, respectively. Tenant improvements and leasing commissions were $10.31 per square foot per annum, or 12.4% of initial rent.
229,000 square feet of New York Retail space (208,000 square feet at share) at an initial rent of $145.44 per square foot and a weighted average lease term of 17.1 years. The changes in the GAAP and cash mark-to-market rent on the 109,000 square feet of second generation space were positive 37.1% and positive 13.2%, respectively. Tenant improvements and leasing commissions were $4.26 per square foot per annum, or 2.9% of initial rent.
330,000 square feet at theMART (all at share) at an initial rent of $51.18 per square foot and a weighted average lease term of 5.8 years. The changes in the GAAP and cash mark-to-market rent on the 273,000 square feet of second generation space were negative 0.5% and 0.0%, respectively. Tenant improvements and leasing commissions were $7.63 per square foot per annum, or 14.9% of initial rent.
74,000 square feet at 555 California Street (52,000 square feet at share) at an initial rent of $114.70 per square foot and a weighted average lease term of 4.0 years. The changes in the GAAP and cash mark-to-market rent on the 48,000 square feet of second generation space were positive 29.5% and positive 25.4%, respectively. Tenant improvements and leasing commissions were $3.94 per square foot per annum, or 3.4% of initial rent.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended				For the Year Ended December 31,
	December 31,			September 30, 2021
	2021	2020			2021	2020
Total revenues	$421,080	$376,431		$409,212	$1,589,210	$1,527,951

Net income (loss) attributable to common shareholders	$11,269	$(209,127)		$37,689	$101,086	$(348,744)
Per common share:
Basic	$0.06	$(1.09)		$0.20	$0.53	$(1.83)
Diluted	$0.06	$(1.09)		$0.20	$0.53	$(1.83)

Net income attributable to common shareholders, as adjusted (non-GAAP)	$22,977	$6,695		$25,926	$88,153	$23,893
Per diluted share (non-GAAP)	$0.12	$0.04		$0.14	$0.46	$0.12

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$156,130	$130,389		$136,213	$549,863	$501,015
Per diluted share (non-GAAP)	$0.81	$0.68		$0.71	$2.86	$2.62

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$141,017	$138,399		$158,286	$571,074	$750,522
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$151,071	$147,486		$169,545	$611,262	$799,437
Per diluted share (non-GAAP)	$0.73	$0.72		$0.82	$2.97	$3.93

Dividends per common share	$0.53	$0.53		$0.53	$2.12	$2.38

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	65.4%	76.8%	(1)	74.6%	74.1%	82.9%	(1)
FAD payout ratio	89.8%	103.9%		85.5%	93.8%	101.3%

Weighted average common shares outstanding (REIT basis)	191,679	191,279		191,577	191,551	191,146
Convertible units:
Class A	13,245	12,297		13,287	13,177	12,357
Equity awards - unit equivalents	810	263		839	916	123
Preferred shares	25	25		26	26	28
Weighted average shares used in determining FFO attributable to Class A unitholders plus assumed conversions per diluted share (OP Basis)	205,759	203,864		205,729	205,670	203,654
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(1)Excludes the impact of non-cash write-offs of receivables arising from the straight-lining of rents of $1,401 and $51,571, respectively, for the three months and year ended December 31, 2020.

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q4 2021 VS. Q4 2020 (unaudited)
(Amounts in millions, except per share amounts)

	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended December 31, 2020	$130.4	$0.68

Increase (decrease) in FFO, as adjusted due to:
Variable businesses (primarily signage and trade shows)	12.5
Acquisition of our partner's 45% ownership interest in One Park Avenue on August 5, 2021	6.2
General and administrative (primarily due to overhead reduction program announced in December 2020)	5.6
Increase in real estate tax expense primarily due to a recent increase in the triennial tax-assessed value of theMART	(3.8)
Rent commencement and other tenant related items	3.5
Other, net	3.9
	27.9
Noncontrolling interests' share of above items	(2.2)
Net increase	25.7	0.13

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended December 31, 2021	$156.1	$0.81

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of December 31,		Increase (Decrease)
	2021	2020
ASSETS
Real estate, at cost:
Land	$2,540,193	$2,420,054	$120,139
Buildings and improvements	9,839,166	7,933,030	1,906,136
Development costs and construction in progress	718,694	1,604,637	(885,943)
Leasehold improvements and equipment	119,792	130,222	(10,430)
Total	13,217,845	12,087,943	1,129,902
Less accumulated depreciation and amortization	(3,376,347)	(3,169,446)	(206,901)
Real estate, net	9,841,498	8,918,497	923,001
Right-of-use assets	337,197	367,365	(30,168)
Cash and cash equivalents	1,760,225	1,624,482	135,743
Restricted cash	170,126	105,887	64,239
Tenant and other receivables	79,661	77,658	2,003
Investments in partially owned entities	3,297,389	3,491,107	(193,718)
Real estate fund investments	7,730	3,739	3,991
220 CPS condominium units ready for sale	57,142	128,215	(71,073)
Receivable arising from the straight-lining of rents	656,318	674,075	(17,757)
Deferred leasing costs, net	391,693	372,919	18,774
Identified intangible assets, net	154,895	23,856	131,039
Other assets	512,714	434,022	78,692
Total Assets	$17,266,588	$16,221,822	$1,044,766
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$6,053,343	$5,580,549	$472,794
Senior unsecured notes, net	1,189,792	446,685	743,107
Unsecured term loan, net	797,812	796,762	1,050
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	370,206	401,008	(30,802)
Accounts payable and accrued expenses	613,497	427,202	186,295
Deferred revenue	48,118	40,110	8,008
Deferred compensation plan	110,174	105,564	4,610
Other liabilities	304,725	294,520	10,205
Total liabilities	10,062,667	8,667,400	1,395,267
Redeemable noncontrolling interests	688,683	606,267	82,416
Shareholders' equity	6,236,346	6,533,198	(296,852)
Noncontrolling interests in consolidated subsidiaries	278,892	414,957	(136,065)
Total liabilities, redeemable noncontrolling interests and equity	$17,266,588	$16,221,822	$1,044,766

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	December 31,			September 30, 2021
	2021	2020	Variance
Property rentals(1)	$336,958	$298,910	$38,048	$330,620
Tenant expense reimbursements(1)	35,140	40,563	(5,423)	38,177
Amortization of acquired below-market leases, net	1,310	3,824	(2,514)	2,222
Straight-lining of rents	3,007	(4,383)	7,390	(1,816)
Total rental revenues	376,415	338,914	37,501	369,203
Fee and other income:
BMS cleaning fees	32,393	27,901	4,492	30,827
Management and leasing fees	774	3,063	(2,289)	2,509
Other income	11,498	6,553	4,945	6,673
Total revenues	421,080	376,431	44,649	409,212
Operating expenses	(202,717)	(188,989)	(13,728)	(212,699)
Depreciation and amortization	(126,349)	(107,084)	(19,265)	(100,867)
General and administrative	(34,204)	(61,254)	27,050	(25,553)
Expense from deferred compensation plan liability	(2,425)	(6,991)	4,566	(799)
Impairment losses, transaction related costs and other	(3,185)	(242,593)	239,408	(9,681)
Total expenses	(368,880)	(606,911)	238,031	(349,599)
Income from partially owned entities	43,749	24,567	19,182	26,269
Income (loss) from real estate fund investments	5,959	(999)	6,958	(66)
Interest and other investment income, net	918	1,569	(651)	633
Income from deferred compensation plan assets	2,425	6,991	(4,566)	799
Interest and debt expense	(78,192)	(54,633)	(23,559)	(50,946)
Net gains on disposition of wholly owned and partially owned assets	14,959	42,458	(27,499)	10,087
Income (loss) before income taxes	42,018	(210,527)	252,545	46,389
Income tax (expense) benefit	(10,055)	1,801	(11,856)	25,376
Net income (loss)	31,963	(208,726)	240,689	71,765
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(3,691)	(1,109)	(2,582)	(5,425)
Operating Partnership	(857)	14,856	(15,713)	(2,818)
Net income (loss) attributable to Vornado	27,415	(194,979)	222,394	63,522
Preferred share dividends	(16,146)	(14,148)	(1,998)	(16,800)
Series K preferred share issuance costs	—	—	—	(9,033)
Net income (loss) attributable to common shareholders	$11,269	$(209,127)	$220,396	$37,689

Capitalized expenditures:
Development payroll	$2,815	$5,958	$(3,143)	$2,770
Interest and debt expense	6,535	10,227	(3,692)	10,739
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(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Year Ended December 31,
	2021	2020	Variance
Property rentals(1)(2)	$1,271,643	$1,217,698	$53,945
Tenant expense reimbursements(1)	152,283	167,463	(15,180)
Amortization of acquired below-market leases, net	9,249	16,878	(7,629)
Straight-lining of rents	(8,644)	(24,404)	15,760
Total rental revenues	1,424,531	1,377,635	46,896
Fee and other income:
BMS cleaning fees	119,780	105,536	14,244
Management and leasing fees	11,725	19,416	(7,691)
Other income	33,174	25,364	7,810
Total revenues	1,589,210	1,527,951	61,259
Operating expenses	(797,315)	(789,066)	(8,249)
Depreciation and amortization	(412,347)	(399,695)	(12,652)
General and administrative	(134,545)	(181,509)	46,964
Expense from deferred compensation plan liability	(9,847)	(6,443)	(3,404)
Impairment losses, transaction related costs and other	(13,815)	(174,027)	160,212
Total expenses	(1,367,869)	(1,550,740)	182,871
Income (loss) from partially owned entities	130,517	(329,112)	459,629
Income (loss) from real estate fund investments	11,066	(226,327)	237,393
Interest and other investment income (loss), net	4,612	(5,499)	10,111
Income from deferred compensation plan assets	9,847	6,443	3,404
Interest and debt expense	(231,096)	(229,251)	(1,845)
Net gains on disposition of wholly owned and partially owned assets	50,770	381,320	(330,550)
Income (loss) before income taxes	197,057	(425,215)	622,272
Income tax benefit (expense)	10,496	(36,630)	47,126
Net income (loss)	207,553	(461,845)	669,398
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(24,014)	139,894	(163,908)
Operating Partnership	(7,540)	24,946	(32,486)
Net income (loss) attributable to Vornado	175,999	(297,005)	473,004
Preferred share dividends	(65,880)	(51,739)	(14,141)
Series K preferred share issuance costs	(9,033)	—	(9,033)
Net income (loss) attributable to common shareholders	$101,086	$(348,744)	$449,830

Capitalized expenditures:
Development payroll	$10,932	$17,654	$(6,722)
Interest and debt expense	38,320	41,056	(2,736)
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(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.
(2)Reduced by $63,204 for the year ended December 31, 2020, for the write-off of lease receivables deemed uncollectible (primarily write-offs of receivables arising from the straight-lining of rents).

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended December 31, 2021
	Total	New York	Other
Property rentals(1)	$336,958	$265,197	$71,761
Tenant expense reimbursements(1)	35,140	24,935	10,205
Amortization of acquired below-market leases, net	1,310	1,152	158
Straight-lining of rents	3,007	3,607	(600)
Total rental revenues	376,415	294,891	81,524
Fee and other income:
BMS cleaning fees	32,393	34,713	(2,320)
Management and leasing fees	774	887	(113)
Other income	11,498	5,350	6,148
Total revenues	421,080	335,841	85,239
Operating expenses	(202,717)	(158,092)	(44,625)
Depreciation and amortization	(126,349)	(102,514)	(23,835)
General and administrative	(34,204)	(12,220)	(21,984)
Expense from deferred compensation plan liability	(2,425)	—	(2,425)
Transaction related costs and other	(3,185)	—	(3,185)
Total expenses	(368,880)	(272,826)	(96,054)
Income from partially owned entities	43,749	42,299	1,450
Income from real estate fund investments	5,959	—	5,959
Interest and other investment income, net	918	306	612
Income from deferred compensation plan assets	2,425	—	2,425
Interest and debt expense	(78,192)	(49,319)	(28,873)
Net gains on disposition of wholly owned and partially owned assets	14,959	—	14,959
Income (loss) before income taxes	42,018	56,301	(14,283)
Income tax (expense) benefit	(10,055)	1,925	(11,980)
Net income (loss)	31,963	58,226	(26,263)
Less net (income) loss attributable to noncontrolling interests in consolidated subsidiaries	(3,691)	2,322	(6,013)
Net income (loss) attributable to Vornado Realty L.P.	28,272	$60,548	$(32,276)
Less net income attributable to noncontrolling interests in the Operating Partnership	(826)
Preferred unit distributions	(16,177)
Net income attributable to common shareholders	$11,269
For the three months ended December 31, 2020:
Net loss attributable to Vornado Realty L.P.	$(209,835)	$(196,457)	$(13,378)
Net loss attributable to common shareholders	$(209,127)
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Year Ended December 31, 2021
	Total	New York	Other
Property rentals(1)	$1,271,643	$999,106	$272,537
Tenant expense reimbursements(1)	152,283	111,708	40,575
Amortization of acquired below-market leases, net	9,249	8,584	665
Straight-lining of rents	(8,644)	(10,164)	1,520
Total rental revenues	1,424,531	1,109,234	315,297
Fee and other income:
BMS cleaning fees	119,780	126,891	(7,111)
Management and leasing fees	11,725	12,177	(452)
Other income	33,174	9,297	23,877
Total revenues	1,589,210	1,257,599	331,611
Operating expenses	(797,315)	(626,386)	(170,929)
Depreciation and amortization	(412,347)	(322,234)	(90,113)
General and administrative	(134,545)	(48,469)	(86,076)
Expense from deferred compensation plan liability	(9,847)	—	(9,847)
Impairment losses, transaction related costs and other	(13,815)	(7,499)	(6,316)
Total expenses	(1,367,869)	(1,004,588)	(363,281)
Income from partially owned entities	130,517	125,401	5,116
Income from real estate fund investments	11,066	—	11,066
Interest and other investment income, net	4,612	2,159	2,453
Income from deferred compensation plan assets	9,847	—	9,847
Interest and debt expense	(231,096)	(117,401)	(113,695)
Net gains on disposition of wholly owned and partially owned assets	50,770	—	50,770
Income (loss) before income taxes	197,057	263,170	(66,113)
Income tax benefit (expense)	10,496	(3,968)	14,464
Net income (loss)	207,553	259,202	(51,649)
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(24,014)	(6,629)	(17,385)
Net income (loss) attributable to Vornado Realty L.P.	183,539	$252,573	$(69,034)
Less net income attributable to noncontrolling interests in the Operating Partnership	(7,385)
Preferred unit distributions	(66,035)
Series K preferred unit issuance costs	(9,033)
Net income attributable to common shareholders	$101,086
For the year ended December 31, 2020:
Net (loss) income attributable to Vornado Realty L.P.	$(321,951)	$(404,750)	$82,799
Net loss attributable to common shareholders	$(348,744)
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended December 31, 2021
	Total	New York	Other
Total revenues	$421,080	$335,841	$85,239
Operating expenses	(202,717)	(158,092)	(44,625)
NOI - consolidated	218,363	177,749	40,614
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(19,164)	(12,139)	(7,025)
Add: NOI from partially owned entities	79,223	76,329	2,894
NOI at share	278,422	241,939	36,483
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(252)	(1,539)	1,287
NOI at share - cash basis	$278,170	$240,400	$37,770

	For the Three Months Ended December 31, 2020
	Total	New York	Other
Total revenues	$376,431	$302,360	$74,071
Operating expenses	(188,989)	(155,907)	(33,082)
NOI - consolidated	187,442	146,453	40,989
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(15,901)	(9,060)	(6,841)
Add: NOI from partially owned entities	76,952	75,151	1,801
NOI at share	248,493	212,544	35,949
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(2,001)	(3,595)	1,594
NOI at share - cash basis	$246,492	$208,949	$37,543

	For the Three Months Ended September 30, 2021
	Total	New York	Other
Total revenues	$409,212	$316,643	$92,569
Operating expenses	(212,699)	(151,276)	(61,423)
NOI - consolidated	196,513	165,367	31,146
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,886)	(9,747)	(7,139)
Add: NOI from partially owned entities	75,644	73,219	2,425
NOI at share	255,271	228,839	26,432
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	1,922	783	1,139
NOI at share - cash basis	$257,193	$229,622	$27,571
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Year Ended December 31, 2021
	Total	New York	Other
Total revenues	$1,589,210	$1,257,599	$331,611
Operating expenses	(797,315)	(626,386)	(170,929)
NOI - consolidated	791,895	631,213	160,682
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(69,385)	(38,980)	(30,405)
Add: Our share of NOI from partially owned entities	310,858	300,721	10,137
NOI at share	1,033,368	892,954	140,414
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	1,318	(1,188)	2,506
NOI at share - cash basis	$1,034,686	$891,766	$142,920

	For the Year Ended December 31, 2020
	Total	New York	Other
Total revenues	$1,527,951	$1,221,748	$306,203
Operating expenses	(789,066)	(640,531)	(148,535)
NOI - consolidated	738,885	581,217	157,668
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(72,801)	(43,773)	(29,028)
Add: Our share of NOI from partially owned entities	306,495	296,447	10,048
NOI at share	972,579	833,891	138,688
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	46,246	36,715	9,531
NOI at share - cash basis	$1,018,825	$870,606	$148,219
________________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2021
	2021	2020		2021	2020
NOI at share:
New York:
Office(1)(2)	$179,929	$167,865	$166,553	$677,167	$672,495
Retail(3)	48,365	38,146	49,083	173,363	147,299
Residential	4,894	4,083	4,194	17,783	20,687
Alexander's Inc. ("Alexander's")(4)	8,751	10,259	9,009	37,318	35,912
Hotel Pennsylvania(5)	—	(7,809)	—	(12,677)	(42,502)
Total New York	241,939	212,544	228,839	892,954	833,891

Other:
theMART(6)	15,959	17,091	6,431	58,909	69,178
555 California Street	16,596	14,638	16,128	64,826	60,324
Other investments	3,928	4,220	3,873	16,679	9,186
Total Other	36,483	35,949	26,432	140,414	138,688

NOI at share	$278,422	$248,493	$255,271	$1,033,368	$972,579
____________________
(1)Includes Building Management Services ("BMS") NOI of $6,918, $5,467, $6,879, $26,344 and $19,851, respectively, for three months ended December 31, 2021 and 2020 and September 30, 2021 and the years ended December 31, 2021 and 2020.
(2)The year ended December 31, 2020 includes $18,173 of non-cash write-offs of receivables arising from the straight-lining of rents and $6,702 of write-offs of tenant receivables deemed uncollectible.
(3)The year ended December 31, 2020 includes $25,876 of non-cash write-offs of receivables arising from the straight-lining of rents and $12,017 of write-offs of tenant receivables deemed uncollectible.
(4)The year ended December 31, 2020 includes $3,511 of non-cash write-offs of receivables arising from the straight-lining of rents and $1,335 of write-offs of tenant receivables deemed uncollectible.
(5)On April 5, 2021, we permanently closed the Hotel Pennsylvania. Beginning in the third quarter of 2021, we commenced capitalization of carrying costs in connection with our development of the future PENN 15 (formerly Hotel Pennsylvania) site.
(6)The three months ended December 31, 2021 and September 30, 2021 and the year ended December 31, 2021 include increases to real estate tax expense, compared to prior year periods, of $3,844, $12,518 and $18,285, respectively, primarily due to a recent increase in the triennial tax-assessed value of theMART. The year ended December 31, 2020 includes $2,722 of non-cash write-offs of receivables arising from the straight-lining of rents and $1,742 of write-offs of tenant receivables deemed uncollectible.

NET OPERATING INCOME AT SHARE - CASH BASIS BY SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2021
	2021	2020		2021	2020
NOI at share - cash basis:
New York:
Office(1)(2)	$181,568	$166,925	$170,521	$686,507	$691,755
Retail(3)	44,536	34,256	45,175	160,801	158,686
Residential	4,758	3,828	4,136	16,656	19,369
Alexander's(4)	9,538	11,163	9,790	40,525	42,737
Hotel Pennsylvania(5)	—	(7,223)	—	(12,723)	(41,941)
Total New York	240,400	208,949	229,622	891,766	870,606

Other:
theMART(6)	18,413	18,075	8,635	64,389	76,251
555 California Street	15,128	14,947	14,745	60,680	60,917
Other investments	4,229	4,521	4,191	17,851	11,051
Total Other	37,770	37,543	27,571	142,920	148,219

NOI at share - cash basis	$278,170	$246,492	$257,193	$1,034,686	$1,018,825
____________________
(1)Includes BMS NOI of $6,918, $5,467, $6,879, $26,344 and $19,851, respectively, for three months ended December 31, 2021 and 2020 and September 30, 2021 and the years ended December 31, 2021 and 2020.
(2)The year ended December 31, 2020 includes $6,702 of write-offs of tenant receivables deemed uncollectible.
(3)The year ended December 31, 2020 includes $12,017 of write-offs of tenant receivables deemed uncollectible.
(4)The year ended December 31, 2020 includes $1,335 of write-offs of tenant receivables deemed uncollectible.
(5)On April 5, 2021, we permanently closed the Hotel Pennsylvania. Beginning in the third quarter of 2021, we commenced capitalization of carrying costs in connection with our development of the future PENN 15 (formerly Hotel Pennsylvania) site.
(6)The three months ended December 31, 2021 and September 30, 2021 and the year ended December 31, 2021 include increases to real estate tax expense, compared to prior year periods, of $3,844, $12,518 and $18,285, respectively, primarily due to a recent increase in the triennial tax-assessed value of theMART. The year ended December 31, 2020 includes $1,742 of write-offs of tenant receivables deemed uncollectible.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	theMART(2)	555 California Street
Same store NOI at share % increase (decrease)(1):
Three months ended December 31, 2021 compared to December 31, 2020	5.9%	6.2%	(6.6)%	15.6%
Year ended December 31, 2021 compared to December 31, 2020	2.9%	4.0%	(14.2)%	7.9%
Three months ended December 31, 2021 compared to September 30, 2021	7.9%	3.9%	148.2%	4.7%

Same store NOI at share - cash basis % increase (decrease)(1):
Three months ended December 31, 2021 compared to December 31, 2020	10.1%	11.3%	1.9%	3.1%
Year ended December 31, 2021 compared to December 31, 2020	1.6%	3.2%	(14.9)%	0.2%
Three months ended December 31, 2021 compared to September 30, 2021	8.8%	5.0%	113.2%	4.6%
________________________________
(1)See pages viii through xiii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.
(2)Includes an increase in real estate tax expense of $3,844,000 and $18,285,000, respectively, for the three months and year ended December 31, 2021 over the comparative prior year periods primarily due to a recent increase in the triennial tax-assessed value of theMART. The three months ended September 30, 2021 includes an additional $8,665,000 real estate tax expense accrual as compared to the three months ended December 31, 2021.

NOI AT SHARE BY REGION (NON-GAAP) (unaudited)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2021	2020	2021	2020
Region:
New York City metropolitan area	88%	87%	88%	87%
Chicago, IL	6%	7%	6%	7%
San Francisco, CA	6%	6%	6%	6%
	100%	100%	100%	100%

PENN DISTRICT
ACTIVE DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF DECEMBER 31, 2021 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.			Cash Amount Expended		Remaining Expenditures		Projected Incremental Cash Yield
Active PENN District Projects	Segment		Budget(1)					Stabilization Year
Farley (95% interest)	New York	845,000	1,120,000	(2)	896,186	(2)	223,814	2022	6.4%
PENN 2 - as expanded	New York	1,795,000	750,000		161,066		588,934	2025	9.0%
PENN 1 (including LIRR Concourse Retail)(3)	New York	2,547,000	450,000		309,437		140,563	N/A	12.2%	(3)(4)
Districtwide Improvements	New York	N/A	100,000		31,481		68,519	N/A	N/A
Total Active PENN District Projects			2,420,000		1,398,170		1,021,830		8.0%
________________________________
(1)Excluding debt and equity carry.
(2)Net of 154,000 of historic tax credit investor contributions, of which 88,000 has been funded to date (at our 95% share).
(3)Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 12.2% projected return is before the ground rent reset in 2023, which may be material.
(4)Projected to be achieved as pre-redevelopment leases roll; approximate average remaining lease term 5.0 years.

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

FUTURE DEVELOPMENT OPPORTUNITIES - AS OF DECEMBER 31, 2021 (unaudited)

Future Opportunities	Segment	Property Zoning Sq. Ft. (at 100%)
PENN 15 (Hotel Pennsylvania site)(1)	New York	2,052,000
PENN District - multiple other opportunities - office/residential/retail	New York
260 Eleventh Avenue - office(2)	New York	280,000

Undeveloped Land
Rego Park III (32.4% interest)	New York	550,000
527 West Kinzie, Chicago	Other	330,000
57th Street (50% interest)	New York	150,000
Eighth Avenue and 34th Street	New York	105,000
Total undeveloped land		1,135,000
____________________
(1)We have permanently closed the Hotel Pennsylvania and plan to develop an office tower on the site. Demolition of the existing building structure commenced in the fourth quarter of 2021.
(2)The building is subject to a ground lease which expires in 2114.

There can be no assurance that the above projects will be completed, completed on schedule or within budget.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York
	Office	Retail	theMART
Three Months Ended December 31, 2021
Total square feet leased	954	54	28
Our share of square feet leased:	852	50	28
Initial rent(1)	$87.84	$154.00	$54.61
Weighted average lease term (years)	14.1	4.8	3.2
Second generation relet space:
Square feet	680	2	17
GAAP basis:
Straight-line rent(2)	$86.49	$454.97	$59.87
Prior straight-line rent	$62.26	$458.55	$67.43
Percentage increase (decrease)	38.9%	(0.8)%	(11.2)%
Cash basis (non-GAAP):
Initial rent(1)	$83.03	$429.67	$62.64
Prior escalated rent	$64.31	$492.62	$70.66
Percentage increase (decrease)	29.1%	(12.8)%	(11.4)%
Tenant improvements and leasing commissions:
Per square foot	$136.23	$68.64	$15.11
Per square foot per annum	$9.65	$14.19	$4.72
Percentage of initial rent	11.0%	9.2%	8.6%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	theMART
Year Ended December 31, 2021
Total square feet leased	2,252	229	330	74
Our share of square feet leased:	1,973	208	330	52
Initial rent(1)	$83.26	$145.44	$51.18	$114.70
Weighted average lease term (years)	11.1	17.1	5.8	4.0
Second generation relet space:
Square feet	1,591	109	273	48
GAAP basis:
Straight-line rent(2)	$78.73	$135.04	$47.08	$106.73
Prior straight-line rent	$67.90	$98.53	$47.30	$82.41
Percentage increase (decrease)	15.9%	37.1%	(0.5)%	29.5%
Cash basis (non-GAAP):
Initial rent(1)	$81.06	$119.86	$51.06	$114.39
Prior escalated rent	$73.18	$105.90	$51.07	$91.22
Percentage increase	10.8%	13.2%	0.0%	25.4%
Tenant improvements and leasing commissions:
Per square foot	$114.56	$72.81	$44.25	$15.76
Per square foot per annum	$10.31	$4.26	$7.63	$3.94
Percentage of initial rent	12.4%	2.9%	14.9%	3.4%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Month to Month	25,000		$1,419,000	$56.76	0.1%

	First Quarter 2022	112,000		8,095,000	72.28	0.7%
	Second Quarter 2022	259,000		20,436,000	78.90	1.7%
	Third Quarter 2022	118,000		9,136,000	77.42	0.8%
	Fourth Quarter 2022	182,000		10,738,000	59.00	0.9%
	Total 2022	671,000		48,405,000	72.14	4.1%
	2023	1,357,000		125,367,000	92.39	10.6%
	2024	1,039,000		93,258,000	89.76	7.9%
	2025	719,000		57,919,000	80.55	4.9%
	2026	1,451,000		107,605,000	74.16	9.1%
	2027	1,318,000		90,028,000	68.31	7.6%
	2028	989,000		70,334,000	71.12	6.0%
	2029	1,170,000		94,220,000	80.53	8.0%
	2030	621,000		48,939,000	78.81	4.1%
	2031	817,000		72,149,000	88.31	6.1%
	Thereafter	4,996,000	(2)	371,111,000	74.28	31.5%

Retail:	Month to Month	20,000		$1,548,000	$77.40	0.6%

	First Quarter 2022	111,000		5,766,000	51.95	2.1%
	Second Quarter 2022	—		—	—	—%
	Third Quarter 2022	4,000		864,000	216.00	0.3%
	Fourth Quarter 2022	—		—	—	—%
	Total 2022	115,000		6,630,000	57.65	2.4%
	2023	58,000		26,356,000	454.41	9.6%
	2024	173,000		37,780,000	218.38	13.8%
	2025	40,000		11,074,000	276.85	4.0%
	2026	82,000		25,544,000	311.51	9.3%
	2027	32,000		18,241,000	570.03	6.8%
	2028	29,000		13,539,000	466.86	5.0%
	2029	46,000		20,046,000	435.78	7.4%
	2030	155,000		21,686,000	139.91	7.9%
	2031	96,000		30,658,000	319.35	11.2%
	Thereafter	390,000		60,516,000	155.17	22.0%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS (unaudited) theMART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	6,000	$367,000	$61.17	0.2%

	First Quarter 2022	57,000	3,402,000	59.68	2.0%
	Second Quarter 2022	23,000	1,441,000	62.65	0.8%
	Third Quarter 2022	287,000	13,352,000	51.16	7.8%
	Fourth Quarter 2022	220,000	12,183,000	55.38	7.1%
	Total 2022	587,000	30,378,000	51.75	17.7%
	2023	286,000	16,623,000	58.12	9.7%
	2024	242,000	13,888,000	57.39	8.1%
	2025	345,000	21,473,000	62.24	12.5%
	2026	293,000	17,101,000	58.37	10.0%
	2027	147,000	8,471,000	57.63	4.9%
	2028	653,000	33,062,000	50.63	19.3%
	2029	101,000	5,191,000	51.40	3.0%
	2030	15,000	926,000	61.73	0.5%
	2031	294,000	14,633,000	49.77	8.5%
	Thereafter	208,000	9,539,000	45.86	5.6%
________________________________
(1)    Excludes storage, vacancy and other.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	—%

	First Quarter 2022	—	—	—	—%
	Second Quarter 2022	—	—	—	—%
	Third Quarter 2022	—	—	—	—%
	Fourth Quarter 2022	—	—	—	—%
	Total 2022	—	—	—	—%
	2023	133,000	10,653,000	80.10	10.2%
	2024	70,000	7,069,000	100.99	6.8%
	2025	282,000	24,780,000	87.87	23.7%
	2026	238,000	23,023,000	96.74	22.0%
	2027	65,000	5,887,000	90.57	5.6%
	2028	20,000	1,649,000	82.45	1.6%
	2029	82,000	7,963,000	97.11	7.6%
	2030	106,000	10,898,000	102.81	10.4%
	2031	—	—	—	—%
	Thereafter	173,000	12,639,000	73.06	12.1%
________________________________
(1)    Excludes storage, vacancy and other.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)
	Year Ended December 31,
	2021	2020	2019
Amounts paid for capital expenditures:
Expenditures to maintain assets	$75,133	$65,173	$93,226
Tenant improvements	68,284	65,313	98,261
Leasing commissions	36,274	18,626	18,229
Recurring tenant improvements, leasing commissions and other capital expenditures	179,691	149,112	209,716
Non-recurring capital expenditures(1)	19,849	64,624	30,374
Total capital expenditures and leasing commissions	$199,540	$213,736	$240,090

	Year Ended December 31,
	2021	2020	2019
Amounts paid for development and redevelopment expenditures(2):
Farley Office and Retail	$202,414	$239,427	$265,455
PENN 1	171,824	108,514	56,459
PENN 2	105,267	76,883	28,719
PENN 15 (Hotel Pennsylvania site)	54,280	7,606	5,586
220 CPS	19,351	119,763	181,177
PENN Districtwide improvements	14,116	17,066	1,851
345 Montgomery Street	4,253	16,661	29,441
Other	14,435	16,000	80,368
	$585,940	$601,920	$649,056
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)

	Year Ended December 31,
	2021	2020	2019
Amounts paid for capital expenditures:
Expenditures to maintain assets	$61,420	$53,543	$80,416
Tenant improvements	59,522	52,763	84,870
Leasing commissions	27,284	14,612	16,316
Recurring tenant improvements, leasing commissions and other capital expenditures	148,226	120,918	181,602
Non-recurring capital expenditures(1)	19,694	64,414	28,269
Total capital expenditures and leasing commissions	$167,920	$185,332	$209,871

	Year Ended December 31,
	2021	2020	2019
Amounts paid for development and redevelopment expenditures(2):
Farley Office and Retail	$202,414	$239,427	$265,455
PENN 1	171,824	108,514	56,459
PENN 2	105,267	76,883	28,719
PENN 15 (Hotel Pennsylvania site)	54,280	7,606	5,586
PENN Districtwide improvements	14,116	17,066	1,851
Other	12,638	11,952	73,865
	$560,539	$461,448	$431,935
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
theMART
(Amounts in thousands)
	Year Ended December 31,
	2021	2020	2019
Amounts paid for capital expenditures:
Expenditures to maintain assets	$7,199	$7,627	$9,566
Tenant improvements	5,683	5,859	9,244
Leasing commissions	2,047	3,173	827
Recurring tenant improvements, leasing commissions and other capital expenditures	14,929	16,659	19,637
Non-recurring capital expenditures(1)	155	210	332
Total capital expenditures and leasing commissions	$15,084	$16,869	$19,969

	Year Ended December 31,
	2021	2020	2019
Amounts paid for development and redevelopment expenditures(2):
Common area enhancements	$—	$3,063	$476
Other	1,797	948	1,846
	$1,797	$4,011	$2,322
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)

	Year Ended December 31,
	2021	2020	2019
Amounts paid for capital expenditures:
Expenditures to maintain assets	$6,514	$4,003	$3,244
Tenant improvements	3,079	6,691	4,147
Leasing commissions	6,943	841	1,086
Recurring tenant improvements, leasing commissions and other capital expenditures	16,536	11,535	8,477
Non-recurring capital expenditures(1)	—	—	1,773
Total capital expenditures and leasing commissions	$16,536	$11,535	$10,250

	Year Ended December 31,
	2021	2020	2019
Amounts paid for development and redevelopment expenditures(2):
345 Montgomery Street	$4,253	$16,661	$29,441
Other	—	—	3,896
	$4,253	$16,661	$33,337
________________________________
See notes below.

CAPITAL EXPENDITURES (unaudited)
OTHER
(Amounts in thousands)

	Year Ended December 31,
	2021	2020	2019
Amounts paid for development and redevelopment expenditures(2):
220 CPS	$19,351	$119,763	$181,177
Other	—	37	285
	$19,351	$119,800	$181,462
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
Joint Venture Name	Asset Category	Percentage Ownership at December 31, 2021	Company's Carrying Amount		Company's Pro rata Share of Debt(1)	100% of Joint Venture Debt(1)	Maturity Date(2)	Spread over LIBOR	Interest Rate
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$2,770,633		$461,461	$950,000	Various	Various	Various

Alexander's	Office/Retail	32.4%	91,405		355,280	1,096,544	Various	Various	Various

Partially owned office buildings/land:
650 Madison Avenue	Office/Retail	20.1%	97,012		161,024	800,000	12/29	N/A	3.49%
280 Park Avenue	Office/Retail	50.0%	84,849		600,000	1,200,000	09/24	L+173	1.83%
512 West 22nd Street	Office/Retail	55.0%	60,667		72,166	131,210	06/24	L+200	2.10%
West 57th Street properties	Office/Retail/Land	50.0%	43,395		10,000	20,000	12/22	L+160	1.70%
825 Seventh Avenue	Office	50.0%	8,638		27,144	54,289	07/23	L+190	2.03%
61 Ninth Avenue	Office/Retail	45.1%	3,854		75,543	167,500	01/26	L+135	1.46%
Other	Office/Retail	Various	8,574		17,465	50,150	Various	Various	Various

Other investments:
Independence Plaza	Residential/Retail	50.1%	54,772		338,175	675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	33,474		18,586	36,870	06/22	L+195	2.05%
Other	Various	Various	40,116		91,686	580,142	Various	Various	Various
			$3,297,389		$2,228,530	$5,761,705

7 West 34th Street	Office/Retail	53.0%	(60,918)	(3)	159,000	300,000	06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(18,067)	(3)	311,875	625,000	12/26	N/A	4.55%
			$(78,985)		$470,875	$925,000
________________________________
(1)Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and the $500,000 mortgage loan on 640 Fifth Avenue, included in Fifth Avenue and Times Square JV.
(2)Represents the extended maturity for certain loans for which we have the unilateral right to extend.
(3)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at December 31, 2021	Our Share of Net Income (Loss) for the Three Months Ended December 31,			Our Share of NOI (non-GAAP) for the Three Months Ended December 31,
		2021		2020	2021	2020
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$14,830	(1)	$7,432	$35,831	$30,902
Return on preferred equity, net of our share of the expense		9,431		9,431	—	—
		24,261		16,863	35,831	30,902
Alexander's	32.4%	16,928	(2)	5,906	8,751	10,259
85 Tenth Avenue	49.9%	(3,032)		(1,793)	2,229	3,585
280 Park Avenue	50.0%	1,603		895	9,804	9,251
512 West 22nd Street	55.0%	(1,465)		(417)	759	1,240
650 Madison Avenue	20.1%	1,343		(478)	4,999	2,821
7 West 34th Street	53.0%	1,213		1,176	3,741	3,685
Independence Plaza	50.1%	(1,083)		(2,260)	4,607	3,743
61 Ninth Avenue	45.1%	728		624	1,876	1,687
West 57th Street properties	50.0%	(265)		(340)	7	(49)
One Park Avenue	(3)	—		4,525	—	6,818
Other, net	Various	2,068		(39)	3,725	1,209
		42,299		24,662	76,329	75,151

Other:
Alexander's corporate fee income	32.4%	1,807	(2)	1,531	1,030	382
Rosslyn Plaza	43.7% to 50.4%	356		(7)	1,016	1,075
Other, net	Various	(713)		(1,619)	848	344
		1,450		(95)	2,894	1,801

Total		$43,749		$24,567	$79,223	$76,952
______________________________
(1)2021 includes decreases in our share of depreciation and amortization expense compared to the prior year of $3,166, primarily resulting from non-cash impairment losses recognized during 2020.
(2)2021 includes our $11,620 share of net gain on the sale of the Paramus, New Jersey property to IKEA, and $750 of sales commission paid by Alexander's.
(3)On August 5, 2021, we increased our ownership interest in One Park Avenue to 100.0% by acquiring our joint venture partner's 45.0% ownership interest in the property. Accordingly, we consolidated the accounts of the property from the date of acquisition.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at December 31, 2021	Our Share of Net Income (Loss) for the Year Ended December 31,				Our Share of NOI (non-GAAP) for the Year Ended December 31,
		2021		2020		2021	2020
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$47,144	(1)	$21,063	(2)	$131,363	$122,847	(2)
Return on preferred equity, net of our share of the expense		37,416		37,357		—	—
Non-cash impairment loss		—		(413,349)		—	—
		84,560		(354,929)		131,363	122,847
Alexander's	32.4%	34,692	(3)	13,326	(4)	37,318	35,912	(4)
One Park Avenue	(5)	11,518		11,757		17,348	22,358
85 Tenth Avenue	49.9%	(11,501)		(6,390)		9,333	15,720
Independence Plaza	50.1%	(6,212)		(4,301)		16,876	18,891
280 Park Avenue	50.0%	5,454		4,767		38,806	39,318
7 West 34th Street	53.0%	4,590		4,289		14,681	14,347
61 Ninth Avenue	45.1%	3,073		2,846		7,272	6,993
512 West 22nd Street	55.0%	(2,056)		(1,462)		5,361	4,447
West 57th Street properties	50.0%	(887)		(1,295)		233	(124)
650 Madison Avenue	20.1%	186		(1,783)		14,013	11,255
Other, net	Various	1,984		1,437		8,117	4,483
		125,401		(331,738)		300,721	296,447

Other:
Alexander's corporate fee income	32.4%	5,429	(3)	5,309		2,819	2,398
Rosslyn Plaza	43.7% to 50.4%	1,407		295		4,094	4,697
Other, net	Various	(1,720)		(2,978)		3,224	2,953
		5,116		2,626		10,137	10,048

Total		$130,517		$(329,112)		$310,858	$306,495
____________________________
(1)2021 includes decreases in our share of depreciation and amortization expense compared to the prior year of $17,448, primarily resulting from non-cash impairment losses recognized during 2020.
(2)2020 includes $3,125 of write-offs of lease receivables deemed uncollectible.
(3)2021 includes our $11,620 share of net gain on the sale of the Paramus, New Jersey property to IKEA, and our $2,956 of net gain on the sale of a parcel of land in the Bronx, New York. We also recognized $750 and $300, respectively, of sales commissions paid by Alexander's in connection with these sales.
(4)2020 includes our $4,846 share of write-offs of lease receivables deemed uncollectible.
(5)On August 5, 2021, we increased our ownership interest in One Park Avenue to 100.0% by acquiring our joint venture partner's 45.0% ownership interest in the property. Accordingly, we consolidated the accounts of the property from the date of acquisition.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of
			December 31, 2021
Debt (contractual balances) (non-GAAP):
Consolidated debt(1):
Mortgages payable			$6,099,215
Senior unsecured notes			1,200,000
$800 Million unsecured term loan			800,000
$2.75 Billion unsecured revolving credit facilities			575,000
			8,674,215
Pro rata share of debt of non-consolidated entities			2,699,405
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(682,059)
			10,691,561	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
3.25% preferred units (D-17) (141,400 units @ $25 per unit)			3,535
5.40% Series L preferred shares	12,000	$25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
4.45% Series O preferred shares	12,000	25.00	300,000
			1,223,035	(B)

	Converted Shares	December 31, 2021 Common Share Price
Equity:
Common shares	191,724	$41.86	8,025,567
Class A units	12,950	41.86	542,087
Convertible share equivalents:
Equity awards - unit equivalents	1,083	41.86	45,334
D-13 preferred units	1,115	41.86	46,674
G1-G4 units	72	41.86	3,014
Series A preferred shares	25	41.86	1,047
			8,663,723	(C)
Total Market Capitalization (A+B+C)			$20,578,319
________________________________
(1)See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021	First Quarter 2021
High price	$46.64	$47.86	$50.91	$49.50
Low price	$38.82	$40.17	$44.12	$35.02
Closing price - end of quarter	$41.86	$42.01	$46.67	$45.39

Annualized quarterly dividend per share	$2.12	$2.12	$2.12	$2.12

Annualized dividend yield - on closing price	5.1%	5.0%	4.5%	4.7%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	206,969	206,969	206,595	206,600

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$8.7 Billion	$8.7 Billion	$9.6 Billion	$9.4 Billion

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of December 31, 2021
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$8,674,215	2.29%	$4,534,215	1.59%	$4,140,000	3.06%
Pro rata share of debt of non-consolidated entities	2,699,405	2.81%	1,267,224	1.78%	1,432,181	3.72%
Total	11,373,620	2.41%	5,801,439	1.63%	5,572,181	3.23%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(682,059)		(682,059)		—
Company's pro rata share of total debt	$10,691,561	2.45%	$5,119,380	1.60%	$5,572,181	3.23%

Debt Covenant Ratios:(2)	Senior Unsecured Notes due 2025, 2026 and 2031		Unsecured Revolving Credit Facilities and Unsecured Term Loan

	Required	Actual	Required	Actual
Total outstanding debt/total assets(3)	Less than 65%	47%	Less than 60%	34%
Secured debt/total assets	Less than 50%	32%	Less than 50%	24%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	3.00		N/A
Fixed charge coverage		N/A	Greater than 1.40	2.93
Unencumbered assets/unsecured debt	Greater than 150%	362%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	21%
Unencumbered coverage ratio		N/A	Greater than 1.50	5.40

Unencumbered EBITDA (non-GAAP)(2):
Q4 2021 Annualized
New York	$201,988
Other	77,220
Total	$279,208
________________________________
(1)See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.
(2)Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(3)Total assets include EBITDA capped at 7.0% under the senior unsecured notes due 2025, 2026 and 2031 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

CONSOLIDATED DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP) (unaudited)
(Amounts in thousands)
Property	Maturity Date (1)	Spread over LIBOR	Interest Rate		2022	2023	2024	2025	2026	Thereafter	Total
770 Broadway	03/22	L+175	1.85%		$700,000	$—	$—	$—	$—	$—	$700,000
$800 Million unsecured term loan	02/24		3.70%	(2)	—	—	800,000	—	—	—	800,000
435 Seventh Avenue - retail	02/24	L+130	1.40%		—	—	95,696	—	—	—	95,696
$1.5 Billion unsecured revolving credit facility	03/24	L+90	1.00%		—	—	575,000	—	—	—	575,000
100 West 33rd Street - office and retail	04/24	L+155	1.65%		—	—	580,000	—	—	—	580,000
150 West 34th Street	05/24	L+188	1.98%		—	—	205,000	—	—	—	205,000
606 Broadway	09/24	L+180	1.90%		—	—	74,119	—	—	—	74,119
33-00 Northern Boulevard	01/25		4.14%	(3)	—	—	—	100,000	—	—	100,000
Senior unsecured notes due 2025	01/25		3.50%		—	—	—	450,000	—	—	450,000
4 Union Square South - retail	08/25	L+140	1.50%		—	—	—	120,000	—	—	120,000
PENN 11	10/25		2.23%	(4)	—	—	—	500,000	—	—	500,000
888 Seventh Avenue	12/25	L+170	1.80%		—	—	—	299,400	—	—	299,400
One Park Avenue	03/26	L+111	1.22%		—	—	—	—	525,000	—	525,000
$1.25 Billion unsecured revolving credit facility	04/26	L+89	—%		—	—	—	—	—	—	—
Senior unsecured notes due 2026	06/26		2.15%		—	—	—	—	400,000	—	400,000
350 Park Avenue	01/27		3.92%		—	—	—	—	—	400,000	400,000
555 California Street	05/28		2.20%	(5)	—	—	—	—	—	1,200,000	1,200,000
1290 Avenue of the Americas	11/28	L+151	1.62%		—	—	—	—	—	950,000	950,000
909 Third Avenue	04/31		3.23%		—	—	—	—	—	350,000	350,000
Senior unsecured notes due 2031	06/31		3.40%		—	—	—	—	—	350,000	350,000
					$700,000	$—	$2,329,815	$1,469,400	$925,000	$3,250,000	$8,674,215

Weighted average rate					1.85%	—%	2.22%	2.60%	1.62%	2.48%	2.29%

Fixed rate debt					$—	$—	$750,000	$1,050,000	$400,000	$1,940,000	$4,140,000
Fixed weighted average rate expiring					—%	—%	3.87%	2.95%	2.15%	2.98%	3.06%
Floating rate debt					$700,000	$—	$1,579,815	$419,400	$525,000	$1,310,000	$4,534,215
Floating weighted average rate expiring					1.85%	—%	1.44%	1.72%	1.22%	1.73%	1.59%
________________________________
(1)Represents the extended maturity for certain loans in which we have the unilateral right to extend.
(2)Pursuant to an existing swap agreement, $750,000 of the loan bears interest at a fixed rate of 3.87% through October 2023, and the balance of $50,000 floats at a rate of LIBOR plus 1.00% (1.10% as of December 31, 2021). The entire $800,000 will float thereafter for the duration of the loan.
(3)Pursuant to an existing swap agreement, the loan bears interest at 4.14% through January 2025. The rate was swapped from LIBOR plus 1.80% (1.91% as of December 31, 2021).
(4)On December 1, 2021, we completed a loan modification which reduced the interest on the mortgage loan to LIBOR plus 1.95% (2.05% as of December 31, 2021) from LIBOR plus 2.75%, resulting in a fixed rate of 2.23% pursuant to the existing interest rate swap agreement expiring in March 2024.
(5)Pursuant to an existing swap agreement, our $840,000 share of the loan bears interest at a fixed rate of 2.26% through May 2024, and the balance of $360,000 floats at a rate of LIBOR plus 1.93% (2.04% as of December 31, 2021). The entire $1,200,000 will float thereafter for the duration of the loan.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Escalated Rents At Share(1)	% of Total Annualized Escalated Rents At Share
Meta Platforms, Inc. (formerly Facebook, Inc.)	1,451,153	$156,036	8.6%
IPG and affiliates	967,552	66,748	3.7%
Google/Motorola Mobility (guaranteed by Google)	759,446	42,785	2.4%
New York University	632,628	40,948	2.3%
Bloomberg L.P.	304,385	38,237	2.1%
Equitable Financial Life Insurance Company	336,644	35,196	1.9%
Swatch Group USA	14,949	32,349	1.8%
Verizon Media Group	313,726	31,475	1.7%
Amazon (including its Whole Foods subsidiary)	312,694	29,353	1.6%
The City of New York	636,573	25,887	1.4%
Neuberger Berman Group LLC	306,612	25,044	1.4%
Bank of America	247,459	23,774	1.3%
Madison Square Garden & Affiliates	413,735	23,582	1.3%
AMC Networks, Inc.	326,717	22,886	1.3%
LVMH Brands	65,060	22,240	1.2%
Apple	336,755	19,448	1.1%
Victoria's Secret (guaranteed by L Brands, Inc.)	33,156	18,892	1.0%
PwC	241,196	17,938	1.0%
Macy's	250,350	16,770	0.9%
Fast Retailing (Uniqlo)	47,167	13,362	0.7%
Cushman & Wakefield	127,485	12,950	0.7%
Citadel	119,421	11,976	0.7%
Foot Locker	149,987	11,503	0.6%
Hollister	11,302	11,135	0.6%
Axon Capital	93,127	10,975	0.6%
Kirkland & Ellis LLP	106,751	10,903	0.6%
Forest Laboratories (guaranteed by ABBVIE Inc.)	168,673	10,763	0.6%
Manufacturers & Traders Trust	102,622	10,177	0.6%
Alston & Bird LLP	126,872	10,099	0.6%
WSP USA	172,666	9,836	0.5%
			44.8%
________________________________
(1)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,630	17,945	1,188	16,574	—	183	—
Retail	2,693	2,244	419	—	1,825	—	—
Residential - 1,674 units	1,518	785	—	—	—	—	785
Alexander's (32.4% interest), including 312 residential units	2,454	795	76	297	340	—	82
	27,295	21,769	1,683	16,871	2,165	183	867

Other:
theMART	3,900	3,891	208	2,071	100	1,296	216
555 California Street (70% interest)	1,818	1,273	—	1,240	33	—	—
Other	2,845	1,346	192	212	831	—	111
	8,563	6,510	400	3,523	964	1,296	327

Total square feet at December 31, 2021	35,858	28,279	2,083	20,394	3,129	1,479	1,194

Total square feet at September 30, 2021	35,795	28,218	2,984	19,486	3,074	1,479	1,195

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,669	10	4,875
theMART	558	4	1,643
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at December 31, 2021	2,806	19	8,065

OCCUPANCY (unaudited)

	New York	theMART	555 California Street
Occupancy rate at:
December 31, 2021	91.3%	88.9%	93.8%	(1)
September 30, 2021	90.4%	89.6%	98.1%
December 31, 2020	92.2%	89.5%	98.4%
September 30, 2020	94.3%	89.8%	98.4%
________________________________
(1)Decrease in occupancy due to 345 Montgomery Street (78,000 square feet) being placed into service during the fourth quarter of 2021.

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
December 31, 2021	1,986	951	96.4%	$3,776
September 30, 2021	1,986	951	95.9%	$3,756
December 31, 2020	1,995	960	84.9%	$3,714
September 30, 2020	1,996	960	85.2%	$3,718

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share		Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
Farley (95% interest)	$4,750		None	2116	None
PENN 1:
Land	2,500		2023	2098	Three 25-year renewal options at fair market value ("FMV").
Long Island Railroad Concourse Retail	—	(1)	2023	2098	Three 25-year renewal options. Rent increases at a rate based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. The next rent increase occurs in 2028 and every ten years thereafter.
260 Eleventh Avenue	4,318		None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350		2028	2067	Two 20-year renewal options at FMV.
Piers 92 & 94	1,000		2060	2110	None
330 West 34th Street - 65.2% ground leased	TBD	(2)	2021	2149	Three 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600		2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666		None	2118	Rent resets every ten years to FMV.
Other:
Wayne Town Center	5,018		2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	650		None	2042	Fixed rent increases to $750 per annum in 2032.
Unconsolidated:
61 Ninth Avenue (45.1% interest)	3,553		None	2115	Rent increases in April 2023 and every three years thereafter based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259		2027	2037	One 10-year renewal option at 90% of FMV.
________________________________
(1)In December 2020, we entered into an agreement with the Metropolitan Transportation Authority (the “MTA”) to oversee the redevelopment of the Long Island Rail Road Concourse at Penn Station (the "Concourse"). In connection with the redevelopment, we entered into an agreement with the MTA which will result in the widening of the Concourse to relieve overcrowding and our trading of 15,000 square feet of back of house space for 22,000 square feet of retail frontage space.
(2)FMV rent reset for 30-year renewal term is in arbitration. When finalized, the reset will be retroactively applied to January 1, 2021, an estimate of which has been accrued.

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)		Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
PENN District:
PENN 1
(ground leased through 2098)**									Cisco, Hartford Fire Insurance, Empire Healthchoice Assurance, Inc.*,
-Office	100.0%	81.8%	$70.34	2,237,000	2,213,000	24,000			United Healthcare Services, Inc., Siemens Mobility, WSP USA
-Retail	100.0%	100.0%	160.74	310,000	77,000	233,000			Bank of America, Starbucks
	100.0%	82.4%	73.73	2,547,000	2,290,000	257,000	$—

PENN 2
-Office	100.0%	100.0%	57.55	1,577,000	413,000	1,164,000			Madison Square Garden, EMC
-Retail	100.0%	100.0%	212.53	43,000	15,000	28,000			Chase Manhattan Bank
	100.0%	100.0%	62.98	1,620,000	428,000	1,192,000	575,000	(3)

Farley Office and Retail (ground and building leased through 2116)**
-Office	95.0%	100.0%	110.40	730,000	730,000	—			Meta Platforms, Inc. (formerly Facebook, Inc.)
-Retail	95.0%	100.0%	382.84	115,000	26,000	89,000			Duane Reade, Magnolia Bakery, Starbucks, Birch Coffee, H&H Bagels
	95.0%	100.0%	119.30	845,000	756,000	89,000	—

PENN 11
									Apple, Madison Square Garden, AMC Networks, Inc.,
-Office	100.0%	100.0%	65.46	1,113,000	1,113,000	—			TIBCO Software Inc., Macy's
-Retail	100.0%	80.1%	141.01	40,000	40,000	—			PNC Bank National Association, Starbucks
	100.0%	99.3%	67.58	1,153,000	1,153,000	—	500,000

100 West 33rd Street
-Office	100.0%	95.3%	70.72	859,000	859,000	—	398,402		IPG and affiliates

Manhattan Mall
-Retail	100.0%	18.3%	50.96	257,000	257,000	—	181,598		Aeropostale, Candytopia*

330 West 34th Street
(65.2% ground leased through 2149)**									Structure Tone,
-Office	100.0%	73.8%	74.65	703,000	703,000	—			Deutsch, Inc., Web.com, Footlocker, Home Advisor, Inc.
-Retail	100.0%	91.1%	126.83	22,000	22,000	—			Starbucks
	100.0%	74.2%	76.11	725,000	725,000	—	50,150	(4)

435 Seventh Avenue
-Retail	100.0%	100.0%	35.22	43,000	43,000	—	95,696		Forever 21

7 West 34th Street
-Office	53.0%	100.0%	77.19	458,000	458,000	—			Amazon
-Retail	53.0%	100.0%	341.46	19,000	19,000	—			Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	100.0%	87.96	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	—%	—	10,000	10,000	—	—

138-142 West 32nd Street
-Retail	100.0%	100.0%	122.11	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	78,000	78,000	—	205,000		Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
PENN District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$98.17		3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	58.44		23,000	23,000	—	—

Other (3 buildings)
-Retail	100.0%	100.0%	181.34		16,000	16,000	—	—

Total PENN District					8,664,000	7,126,000	1,538,000	2,305,846

Midtown East:
909 Third Avenue
(ground leased through 2063)**									IPG and affiliates, Forest Laboratories,
-Office	100.0%	96.7%	63.66	(5)	1,350,000	1,350,000	—	350,000	Geller & Company, Morrison Cohen LLP,
									United States Post Office, Sard Verbinnen

150 East 58th Street(6)
-Office	100.0%	88.2%	78.68		542,000	542,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	100.0%	96.02		3,000	3,000	—
	100.0%	88.3%	78.77		545,000	545,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	258.30		22,000	10,000	12,000	—	Orangetheory Fitness, Casper, Santander Bank

966 Third Avenue
-Retail	100.0%	100.0%	102.04		7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	176.93		7,000	7,000	—	—	Wells Fargo

Total Midtown East					1,931,000	1,919,000	12,000	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**									Axon Capital LP, Lone Star US Acquisitions LLC,
-Office	100.0%	94.5%	96.02		872,000	872,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	259.99		15,000	15,000	—		Redeye Grill L.P.
	100.0%	94.6%	97.56		887,000	887,000	—	299,400

57th Street - 2 buildings
-Office	50.0%	80.6%	60.78		81,000	81,000	—
-Retail	50.0%	100.0%	126.22		22,000	22,000	—
	50.0%	83.9%	73.77		103,000	103,000	—	20,000

825 Seventh Avenue
-Office	50.0%	44.6%	59.53		168,000	168,000	—	54,289	Young Adult Institute Inc.
-Retail	100.0%	48.6%	72.57		4,000	4,000	—	—
		44.7%	59.86		172,000	172,000	—	54,289

Total Midtown West					1,162,000	1,162,000	—	373,689

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue								Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	98.0%	$109.29	1,236,000	1,236,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	100.0%	82.26	28,000	28,000	—		Scottrade Inc., Starbucks, Fasano Restaurant
	50.0%	98.1%	108.68	1,264,000	1,264,000	—	$1,200,000

350 Park Avenue								Citadel, Kissinger Associates Inc., Marshall Wace North America,
-Office	100.0%	72.3%	102.95	563,000	563,000	—		M&T Bank, Square Mile Capital Management
-Retail	100.0%	91.5%	263.26	18,000	18,000	—		Fidelity Investments, AT&T Wireless, Valley National Bank
	100.0%	72.8%	109.03	581,000	581,000	—	400,000

Total Park Avenue				1,845,000	1,845,000	—	1,600,000
Grand Central:
90 Park Avenue								Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	99.4%	79.77	938,000	938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	161.68	18,000	18,000	—		Citibank, Starbucks
	100.0%	98.9%	80.87	956,000	956,000	—	—

510 Fifth Avenue
-Retail	100.0%	51.5%	224.84	66,000	66,000	—	—	The North Face

Total Grand Central				1,022,000	1,022,000	—	—

Madison/Fifth:
640 Fifth Avenue								Fidelity Investments, Abbott Capital Management*,
-Office	52.0%	82.9%	102.67	246,000	246,000	—		Avolon Aerospace, GCA Savvian Inc.
-Retail	52.0%	96.1%	1,029.57	69,000	69,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	52.0%	84.9%	262.02	315,000	315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	506.74	114,000(7)	114,000	—	—	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue								LVMH Moet Hennessy Louis Vuitton Inc.
-Office	100.0%	80.1%	80.00	300,000	300,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	100.0%	719.91	32,000	32,000	—		Fendi, Berluti, Christofle Silver Inc.
	100.0%	81.4%	129.86	332,000	332,000	—	—

650 Madison Avenue								Memorial Sloan Kettering Cancer Center, Sotheby's International Realty, Inc.,
-Office	20.1%	93.0%	110.01	564,000	564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	100.0%	972.08	37,000	37,000	—		Moncler USA Inc., Tod's, Celine, Balmain
	20.1%	93.3%	146.35	601,000	601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	91.04	81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	62.0%	1,393.01	17,000	17,000	—		MAC Cosmetics, Canada Goose
	52.0%	93.9%	230.34	98,000	98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	272.85	57,000	57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	3,383.69	26,000	26,000	—	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				1,543,000	1,543,000	—	1,750,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$104.15	1,077,000	1,077,000	—		Meta Platforms, Inc. (formerly Facebook, Inc.), Verizon Media Group
-Retail	100.0%	92.0%	87.65	105,000	105,000	—		Bank of America N.A., Wegmans Food Markets
	100.0%	99.3%	102.88	1,182,000	1,182,000	—	$700,000

One Park Avenue								New York University, Clarins USA Inc.,
								BMG Rights Management LLC, Robert A.M. Stern Architect,
-Office	100.0%	97.5%	66.88	866,000	866,000	—		automotiveMastermind
-Retail	100.0%	90.1%	83.46	78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	100.0%	96.9%	68.13	944,000	944,000	—	525,000

4 Union Square South
-Retail	100.0%	99.3%	122.04	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora

692 Broadway
-Retail	100.0%	64.4%	68.04	36,000	36,000	—	—	Equinox

Total Midtown South				2,366,000	2,366,000	—	1,345,000

Rockefeller Center:
1290 Avenue of the Americas								Equitable Financial Life Insurance Company, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Columbia University, LinkLaters, Venable LLP
-Office	70.0%	100.0%	89.53	2,043,000	2,043,000	—		Fubotv Inc
-Retail	70.0%	84.1%	296.55	77,000	77,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	99.6%	94.33	2,120,000	2,120,000	—	950,000

Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	84.4%	54.22	246,000	246,000	—		Safety National Casualty Corp, Fortune Media Corp.
-Retail	100.0%	100.0%	118.87	5,000	5,000	—		TD Bank
	100.0%	84.7%	55.65	251,000	251,000	—	—

SoHo:
478-486 Broadway - 2 buildings(8)
-Retail	100.0%	100.0%	299.67	69,000	13,000	56,000		Madewell, J. Crew
-Residential (10 units)	100.0%	90.0%		20,000	20,000	—
	100.0%			89,000	33,000	56,000	—

606 Broadway (19 East Houston Street)
-Office	50.0%	100.0%	119.01	30,000	30,000	—		WeWork
-Retail	50.0%	100.0%	655.55	6,000	6,000	—		HSBC, Harman International
	50.0%	100.0%	189.58	36,000	36,000	—	74,119

443 Broadway
-Retail	100.0%	100.0%	62.16	16,000	16,000	—	—	Blick Art Materials

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
SoHo (Continued):
304 Canal Street
-Retail	100.0%	100.0%	$48.23	4,000	4,000	—		Stellar Works
-Residential (4 units)	100.0%	100.0%		9,000	9,000	—
	100.0%			13,000	13,000	—	$—

334 Canal Street
-Retail	100.0%	100.0%	30.36	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%		10,000	10,000	—
	100.0%			14,000	14,000	—	—

155 Spring Street(8)
-Retail	100.0%	88.6%	133.42	50,000	50,000	—	—	Vera Bradley

148 Spring Street
-Retail	100.0%	72.7%	248.83	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	74.2%	93.37	6,000	6,000	—
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	—
	100.0%			7,000	7,000	—	—

Total SoHo				233,000	177,000	56,000	74,119

Times Square:
1540 Broadway								Forever 21, Disney, Sunglass Hut,
-Retail	52.0%	79.9%	175.29	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	52.0%	95.3%	1,128.72	45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	14.43	62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	98.2%	420.60	107,000	107,000	—	—

Total Times Square				268,000	268,000	—	—

Upper East Side:
1131 Third Avenue
-Retail	100.0%	100.0%	188.82	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

759-771 Madison Avenue (40 East 66th Street)
-Residential (4 units)	100.0%	100.0%		10,000	10,000	—
				10,000	10,000	—	—

Total Upper East Side				33,000	33,000	—	—

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	92.4%	35.61	498,000	498,000	—	100,000	The City of New York, NYC Transit Authority

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	95.5%	$46.79	209,000	209,000	—	$—	The City of New York

85 Tenth Avenue
-Office	49.9%	90.5%	95.18	595,000	595,000	—		Google, Telehouse International Corp., L-3 Communications
-Retail	49.9%	75.6%	95.46	43,000	43,000	—		L'Atelier, Clear Secure, Inc.
	49.9%	89.6%	95.19	638,000	638,000	—	625,000

537 West 26th Street
-Retail	100.0%	100.0%	162.49	17,000	17,000	—	—	The Chelsea Factory Inc.

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	130.40	155,000	155,000	—		Aetna Life Insurance Company
-Retail	45.1%	55.1%	357.06	37,000	37,000	—		Starbucks
	45.1%	94.5%	146.70	192,000	192,000	—	167,500

512 West 22nd Street								Warner Media, Next Jump, Pura Vida Investments,
-Office	55.0%	71.3%	119.15	164,000	164,000	—		Capricorn Investment Group
-Retail	55.0%	100.0%	98.32	8,000	8,000	—		Galeria Nara Roesler, Harper's Books
	55.0%	72.6%	117.82	172,000	172,000	—	131,210

Total Chelsea/Meatpacking District				1,228,000	1,228,000	—	923,710

Upper West Side:
50-70 W 93rd Street
-Residential (324 units)	49.9%	96.3%	—	283,000	283,000	—	83,500

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	96.7%		1,185,000	1,185,000	—
-Retail	50.1%	100.0%	67.87	72,000	64,000	8,000		Duane Reade
	50.1%			1,257,000	1,249,000	8,000	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	71.31	8,000	8,000	—	—	Sarabeth's

Total Tribeca				1,265,000	1,257,000	8,000	675,000
New Jersey:
Paramus
-Office	100.0%	85.2%	24.91	129,000	129,000	—	—	Vornado's Administrative Headquarters

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Properties to be Developed:
PENN 15 (Hotel Pennsylvania site)
-Land	100.0%	—	$—	—	—	—	$—

57th Street
-Land	50.0%	—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—	—	—	—	—	—

New York Office:

Total		92.4%	$82.84	20,630,000	19,442,000	1,188,000	$8,645,951

Vornado's Ownership Interest		92.2%	$80.01	17,945,000	16,757,000	1,188,000	$6,206,944

New York Retail:

Total		82.7%	$262.76	2,693,000	2,267,000	426,000	$1,126,413

Vornado's Ownership Interest		80.7%	$214.22	2,244,000	1,825,000	419,000	$840,890

New York Residential:

Total		96.4%		1,518,000	1,518,000	—	$758,500

Vornado's Ownership Interest		96.4%		785,000	785,000	—	$379,841

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$126.09	939,000	916,000	23,000	$500,000	Bloomberg L.P.
-Retail	32.4%	90.3%	239.42	140,000	140,000	—	300,000	The Home Depot, Hutong
	32.4%	98.9%	138.14	1,079,000	1,056,000	23,000	800,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	48.88	338,000	260,000	78,000	—	Burlington, Bed Bath & Beyond, Marshalls, IKEA

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	84.4%	63.60	615,000	480,000	135,000	202,544	Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	31.31	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	95.2%		255,000	255,000	—	94,000

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.2 acres)	32.4%	—		—	—	—	—

Total Alexander's	32.4%	95.6%	99.89	2,454,000	2,218,000	236,000	1,096,544

Total New York		91.8%	$98.83	27,295,000	25,445,000	1,850,000	$11,627,408

Vornado's Ownership Interest		91.3%	$91.42	21,769,000	20,086,000	1,683,000	$7,782,955
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents contractual debt obligations.
(3)Secured amount outstanding on revolving credit facilities.
(4)Amount represents debt on land which is owned 34.8% by Vornado.
(5)Excludes US Post Office lease for 492,000 square feet.
(6)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(7)75,000 square feet is leased from 666 Fifth Avenue Office Condominium.
(8)478-482 Broadway and 155 Spring Street sold on January 13, 2022.

OTHER SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Publicis Groupe (Razorfish),
								1871, ANGI Home Services, Inc, Yelp Inc., Paypal, Inc.,
								Allscripts Healthcare, Kellogg Company,
								Chicago School of Professional Psychology, ConAgra Foods Inc.,
								Innovation Development Institute, Inc.,
-Office	100.0%	86.9%	$50.07	2,071,000	2,071,000	—		Allstate Insurance Company, Medline Industries, Inc*
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	91.8%	59.82	1,512,000	1,512,000	—		Allsteel Inc., Teknion LLC
-Retail	100.0%	82.8%	58.42	90,000	90,000	—
	100.0%	88.8%	54.42	3,673,000	3,673,000	—	$—

Other (2 properties)	50.0%	100.0%	47.75	19,000	19,000	—	29,825
Total theMART, Chicago				3,692,000	3,692,000	—	29,825

Piers 92 and 94 (New York) (ground and building leased through 2110)**	100.0%	—	—	208,000	—	208,000	—

Property to be Developed:
527 West Kinzie, Chicago	100.0%	—	—	—	—	—	—

Total theMART		88.9%	$54.38	3,900,000	3,692,000	208,000	$29,825

Vornado's Ownership Interest		88.9%	$54.40	3,891,000	3,683,000	208,000	$14,913

555 California Street:
555 California Street	70.0%	97.8%	$90.62	1,505,000	1,505,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	100.0%	82.61	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	—%	—	78,000	78,000	—	—

Total 555 California Street		93.8%	$89.53	1,818,000	1,818,000	—	$1,200,000

Vornado's Ownership Interest		93.8%	$89.53	1,273,000	1,273,000	—	$840,000

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents the contractual debt obligations.

OTHER SEGMENT
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	65.1%	$50.46	736,000	432,000	—	304,000		Corporate Executive Board, Nathan Associates, Inc.
-Residential - 2 buildings (197 units)	43.7%	95.9%		253,000	253,000	—	—
				989,000	685,000	—	304,000	$36,870

Fashion Centre Mall	7.5%	95.7%	37.28	868,000	868,000	—	—	412,700	Macy's, Nordstrom

Washington Tower	7.5%	75.0%	53.59	170,000	170,000	—	—	42,300	The Rand Corporation

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	35.55	690,000	195,000	443,000	52,000	—	JCPenney, Costco, Dick's Sporting Goods,
									Nordstrom Rack

Atlantic City (11.3 acres ground leased through 2070 to MGM Growth Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	—	—	—	—	—	MGM Growth Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		89.7%	$37.81	2,845,000	2,046,000	443,000	356,000	$491,870

Vornado's Ownership Interest		92.8%	$34.33	1,346,000	711,000	443,000	192,000	$52,712
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Owned by tenant on land leased from the company.
(3)Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)**								Target, Hennes & Mauritz,
-Retail	100.0%	100.0%	$232.95	98,000	98,000	—		Sephora, Bank of America
-Residential (39 units)	100.0%	97.4%		59,000	59,000	—
	100.0%			157,000	157,000	—	$145,075

Crowne Plaza Times Square (0.64 acres owned in fee; 0.18 acres ground leased through 2187 and 0.05 acres ground leased through 2035)**(3)
-Hotel (795 Rooms)
-Retail	75.7%	27.9%	422.42	50,000	50,000	—		Krispy Kreme, BHT Broadway
-Office	75.7%	100.0%	51.70	196,000	196,000	—		American Management Association, Open Jar, Association for Computing Machinery
	75.7%	86.7%	73.76	246,000	246,000	—	274,355

Miami, FL:
1100 Lincoln Road
-Retail	100.0%	43.7%	129.43	51,000	51,000	—
-Theatre	100.0%	100.0%	38.77	79,000	79,000	—		Regal Cinema
	100.0%	78.0%	58.65	130,000	130,000	—	82,750

Total Real Estate Fund	88.8%	87.0%	$108.17	533,000	533,000	—	$502,180

Vornado's Ownership Interest	28.6%	87.0%	$103.37	152,000	152,000	—	$146,959
l
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents the contractual debt obligations.
(3)We own a 32.8% economic interest through the Fund and the Crowne Plaza Joint Venture.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer

RESEARCH COVERAGE

James Feldman	Caitlin Burrows/Julien Blouin	Alexander Goldfarb/Connor Mitchell
Bank of America/BofA Securities	Goldman Sachs	Piper Sandler
646-855-5808	212-902-4736/212-357-7297	212-466-7937/203-861-7615

John P. Kim	Daniel Ismail/Dylan Burzinski	Nicholas Yulico/Jason Wayne
BMO Capital Markets	Green Street Advisors	Scotia Capital (USA) Inc
212-885-4115	949-640-8780	212-225-6904/212-225-5889

Michael Bilerman/Emmanuel Korchman	Anthony Paolone/Ray Zhong	Michael Lewis/Joab Dempsey
Citi	JP Morgan	Truist Securities
212-816-1383/212-816-1382	212-622-6682/212-622-5411	212-319-5659/443-545-4245

Derek Johnston/Tom Hennessy	Mark Streeter/Ian Snyder
Deutsche Bank	JP Morgan Fixed Income
212-250-5683/212-250-4063	212-834-5086/212-834-3798

Steve Sakwa/Brian Spahn	Ronald Kamdem/Jose A. Herrera
Evercore ISI	Morgan Stanley
212-446-9462/212-446-9459	212-296-8319/212-761-4913

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies. NOI at share - cash basis includes rent that has been deferred as a result of the COVID-19 pandemic.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2021
	2021	2020		2021	2020
Net income (loss) attributable to common shareholders	$11,269	$(209,127)	$37,689	$101,086	$(348,744)
Per diluted share	$0.06	$(1.09)	$0.20	$0.53	$(1.83)

Certain expense (income) items that impact net income (loss) attributable to common shareholders:
Our share of defeasance costs and write-off of unamortized deferred financing costs related to 1290 Avenue of the Americas refinancing	$17,882	$—	$—	$17,882	$—
After-tax net gain on sale of 220 CPS condominium unit(s)	(13,584)	(36,274)	(8,815)	(44,607)	(332,099)
Our share of Alexander's gain on sale of Paramus, New Jersey property pursuant to IKEA Property, Inc.'s purchase option	(11,620)	—	—	(11,620)	—
Deferred tax liability on our investment in Farley Office and Retail (held through a taxable REIT subsidiary)	9,180	—	1,688	10,868	—
Hotel Pennsylvania loss (permanently closed on April 5, 2021)	8,998	6,048	6,492	29,472	31,280
Our share of (income) loss from real estate fund investments	(1,564)	(1,657)	(294)	(3,757)	63,114
Real estate impairment losses	—	236,286	7,880	7,880	236,286
Severance and other reduction-in-force related expenses	—	23,368	—	—	23,368
Tax benefit recognized by our taxable REIT subsidiaries	—	—	(27,910)	(27,910)	—
Previously capitalized Series K preferred share issuance costs	—	—	9,033	9,033	—
Non-cash impairment loss on our investment in Fifth Avenue and Times Square JV, reversing a portion of the $2.559 billion gain recognized on the April 2019 transfer to the joint venture attributable to the GAAP required write-up of the retained interest	—	—	—	—	409,060
608 Fifth Avenue non-cash lease liability extinguishment gain	—	—	—	—	(70,260)
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020	—	—	—	—	13,369
Severance accrual related to Hotel Pennsylvania closure, net of $3,145 of income tax benefit	—	—	—	—	6,101
Mark-to-market decrease in Pennsylvania Real Estate Investment Trust ("PREIT") common shares (sold on January 23, 2020)	—	—	—	—	4,938
Other	3,251	1,905	(955)	(1,379)	12,586
	12,543	229,676	(12,881)	(14,138)	397,743
Noncontrolling interests' share of above adjustments	(835)	(13,854)	1,118	1,205	(25,106)
Total of certain expense (income) items that impact net income (loss) attributable to common shareholders	$11,708	$215,822	$(11,763)	$(12,933)	$372,637
Per diluted share (non-GAAP)	$0.06	$1.13	$(0.06)	$(0.07)	$1.95

Net income attributable to common shareholders, as adjusted (non-GAAP)	$22,977	$6,695	$25,926	$88,153	$23,893
Per diluted share (non-GAAP)	$0.12	$0.04	$0.14	$0.46	$0.12
- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2021
	2021	2020		2021	2020
Reconciliation of our net income (loss) attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income (loss) attributable to common shareholders	$11,269	$(209,127)	$37,689	$101,086	$(348,744)
Per diluted share	$0.06	$(1.09)	$0.20	$0.53	$(1.83)

FFO adjustments:
Depreciation and amortization of real property	$117,497	$99,196	$86,180	$373,792	$368,556
Real estate impairment losses	—	236,286	7,880	7,880	236,286
Decrease in fair value of marketable securities	—	—	—	—	4,938
Proportionate share of adjustments to equity in net income (loss) of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	34,418	37,500	35,125	139,247	156,646
Net gain on sale of real estate	(12,623)	—	—	(15,675)	—
(Increase) decrease in fair value of marketable securities	(37)	(710)	287	(1,155)	2,801
Non-cash impairment loss on our investment in Fifth Avenue and Times Square JV, reversing a portion of the $2.559 billion gain recognized on the April 2019 transfer to the joint venture attributable to the GAAP required write-up of the retained interest	—	—	—	—	409,060
	139,255	372,272	129,472	504,089	1,178,287
Noncontrolling interests' share of above adjustments	(9,517)	(24,757)	(8,886)	(34,144)	(79,068)
FFO adjustments, net	$129,738	$347,515	$120,586	$469,945	$1,099,219

FFO attributable to common shareholders (non-GAAP)	$141,007	$138,388	$158,275	$571,031	$750,475
Convertible preferred share dividends	10	11	11	43	47
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	141,017	138,399	158,286	571,074	750,522
Add back of FFO allocated to noncontrolling interests of the Operating Partnership	10,054	9,087	11,259	40,188	48,915
FFO - OP Basis (non-GAAP)	$151,071	$147,486	$169,545	$611,262	$799,437
FFO per diluted share (non-GAAP)	$0.73	$0.72	$0.82	$2.97	$3.93
- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2021
	2021	2020		2021	2020
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$141,017	$138,399	$158,286	$571,074	$750,522
Per diluted share (non-GAAP)	$0.73	$0.72	$0.82	$2.97	$3.93

Certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions:
Our share of defeasance costs and write-off of unamortized deferred financing costs related to 1290 Avenue of the Americas refinancing	$17,882	$—	$—	$17,882	$—
After-tax net gain on sale of 220 CPS condominium unit(s)	(13,584)	(36,274)	(8,815)	(44,607)	(332,099)
Deferred tax liability on our investment in Farley Office and Retail (held through a taxable REIT subsidiary)	9,180	—	1,688	10,868	—
Our share of (income) loss from real estate fund investments	(1,564)	(1,657)	(294)	(3,757)	63,114
Severance and other reduction-in-force related expenses	—	23,368	—	—	23,368
Hotel Pennsylvania loss (permanently closed on April 5, 2021)	—	3,412	3,892	12,331	20,843
Tax benefit recognized by our taxable REIT subsidiaries	—	—	(27,910)	(27,910)	—
Previously capitalized Series K preferred share issuance costs	—	—	9,033	9,033	—
608 Fifth Avenue non-cash lease liability extinguishment gain	—	—	—	—	(70,260)
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020	—	—	—	—	13,369
Severance accrual related to Hotel Pennsylvania closure, net of $3,145 of income tax benefit	—	—	—	—	6,101
Other	4,277	2,615	(1,237)	3,804	9,660
	16,191	(8,536)	(23,643)	(22,356)	(265,904)
Noncontrolling interests' share of above adjustments	(1,078)	526	1,570	1,145	16,397
Total of certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions, net	$15,113	$(8,010)	$(22,073)	$(21,211)	$(249,507)
Per diluted share (non-GAAP)	$0.08	$(0.04)	$(0.11)	$(0.11)	$(1.31)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$156,130	$130,389	$136,213	$549,863	$501,015
Per diluted share (non-GAAP)	$0.81	$0.68	$0.71	$2.86	$2.62

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended			For the Year Ended December 31,
		December 31,		September 30, 2021
		2021	2020		2021	2020
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$141,017	$138,399	$158,286	$571,074	$750,522

Adjustments to arrive at FAD (non-GAAP):
Certain items that impact FAD		13,614	(11,948)	(31,612)	(33,934)	(289,449)
Recurring tenant improvements, leasing commissions and other capital expenditures		(55,870)	(46,611)	(32,353)	(191,518)	(159,177)
Stock-based compensation expense		5,440	9,039	5,510	38,329	48,677
Amortization of debt issuance costs		7,539	6,680	6,428	27,161	24,358
Personal property depreciation		1,221	1,697	8,859	13,500	7,096
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		(252)	(2,001)	1,922	1,318	46,246
Noncontrolling interests in the Operating Partnership's share of above adjustments		1,560	2,869	2,739	8,991	21,110
FAD adjustments, net	(B)	(26,748)	(40,275)	(38,507)	(136,153)	(301,139)

FAD (non-GAAP)	(A+B)	$114,269	$98,124	$119,779	$434,921	$449,383

FAD payout ratio (1)		89.8%	103.9%	85.5%	93.8%	101.3%
________________________________
(1)FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.
- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2021
	2021	2020		2021	2020
Net income (loss)	$31,963	$(208,726)	$71,765	$207,553	$(461,845)
Depreciation and amortization expense	126,349	107,084	100,867	412,347	399,695
General and administrative expense	34,204	61,254	25,553	134,545	181,509
Impairment losses, transaction related costs and other	3,185	242,593	9,681	13,815	174,027
(Income) loss from partially owned entities	(43,749)	(24,567)	(26,269)	(130,517)	329,112
(Income) loss from real estate fund investments	(5,959)	999	66	(11,066)	226,327
Interest and other investment (income) loss, net	(918)	(1,569)	(633)	(4,612)	5,499
Interest and debt expense	78,192	54,633	50,946	231,096	229,251
Net gains on disposition of wholly owned and partially owned assets	(14,959)	(42,458)	(10,087)	(50,770)	(381,320)
Income tax expense (benefit)	10,055	(1,801)	(25,376)	(10,496)	36,630
NOI from partially owned entities	79,223	76,952	75,644	310,858	306,495
NOI attributable to noncontrolling interests in consolidated subsidiaries	(19,164)	(15,901)	(16,886)	(69,385)	(72,801)
NOI at share	278,422	248,493	255,271	1,033,368	972,579
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(252)	(2,001)	1,922	1,318	46,246
NOI at share - cash basis	$278,170	$246,492	$257,193	$1,034,686	$1,018,825
- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended December 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
New York	$335,841	$302,360	$(158,092)	$(155,907)	$177,749	$146,453	$(3,322)	$1,323	$174,427	$147,776
Other	85,239	74,071	(44,625)	(33,082)	40,614	40,989	439	1,569	41,053	42,558
Consolidated total	421,080	376,431	(202,717)	(188,989)	218,363	187,442	(2,883)	2,892	215,480	190,334
Noncontrolling interests' share in consolidated subsidiaries	(37,956)	(28,862)	18,792	12,961	(19,164)	(15,901)	2,816	(179)	(16,348)	(16,080)
Our share of partially owned entities	122,936	121,255	(43,713)	(44,303)	79,223	76,952	(185)	(4,714)	79,038	72,238
Vornado's share	$506,060	$468,824	$(227,638)	$(220,331)	$278,422	$248,493	$(252)	$(2,001)	$278,170	$246,492

	For the Three Months Ended September 30, 2021
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$316,643	$(151,276)	$165,367	$3,258	$168,625
Other	92,569	(61,423)	31,146	326	31,472
Consolidated total	409,212	(212,699)	196,513	3,584	200,097
Noncontrolling interests' share in consolidated subsidiaries	(30,945)	14,059	(16,886)	344	(16,542)
Our share of partially owned entities	120,422	(44,778)	75,644	(2,006)	73,638
Vornado's share	$498,689	$(243,418)	$255,271	$1,922	$257,193

	For the Year Ended December 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
New York	$1,257,599	$1,221,748	$(626,386)	$(640,531)	$631,213	$581,217	$8,813	$49,178	$640,026	$630,395
Other	331,611	306,203	(170,929)	(148,535)	160,682	157,668	(65)	9,261	160,617	166,929
Consolidated total	1,589,210	1,527,951	(797,315)	(789,066)	791,895	738,885	8,748	58,439	800,643	797,324
Noncontrolling interests' share in consolidated subsidiaries	(126,531)	(120,290)	57,146	47,489	(69,385)	(72,801)	2,387	(618)	(66,998)	(73,419)
Our share of partially owned entities	486,859	473,212	(176,001)	(166,717)	310,858	306,495	(9,817)	(11,575)	301,041	294,920
Vornado's share	$1,949,538	$1,880,873	$(916,170)	$(908,294)	$1,033,368	$972,579	$1,318	$46,246	$1,034,686	$1,018,825
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE THREE MONTHS ENDED DECEMBER 31, 2021 COMPARED TO DECEMBER 31, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART(1)	555 California Street	Other
NOI at share for the three months ended December 31, 2021	$278,422	$241,939	$15,959	$16,596	$3,928
Less NOI at share from:
Change in ownership interest in One Park Avenue	(5,870)	(5,870)	—	—	—
Dispositions	10	10	—	—	—
Development properties	(9,657)	(9,657)	—	—	—
Other non-same store income, net	(6,360)	(2,432)	—	—	(3,928)
Same store NOI at share for the three months ended December 31, 2021	$256,545	$223,990	$15,959	$16,596	$—

NOI at share for the three months ended December 31, 2020	$248,493	$212,544	$17,091	$14,638	$4,220
Less NOI at share from:
Dispositions	(675)	(675)	—	—	—
Development properties	(5,449)	(5,449)	—	—	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	7,809	7,809	—	—	—
Other non-same store income, net	(7,826)	(3,326)	—	(280)	(4,220)
Same store NOI at share for the three months ended December 31, 2020	$242,352	$210,903	$17,091	$14,358	$—

Increase (decrease) in same store NOI at share	$14,193	$13,087	$(1,132)	$2,238	$—

% increase (decrease) in same store NOI at share	5.9%	6.2%	(6.6)%	15.6%	—%
___________________
(1)2021 includes an increase in real estate tax expense of $3,844 primarily due to a recent increase in the triennial tax-assessed value of theMART.
- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS THREE MONTHS ENDED DECEMBER 31, 2021 COMPARED TO DECEMBER 31, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART(1)	555 California Street	Other
NOI at share - cash basis for the three months ended December 31, 2021	$278,170	$240,400	$18,413	$15,128	$4,229
Less NOI at share - cash basis from:
Change in ownership interest in One Park Avenue	(4,328)	(4,328)	—	—	—
Dispositions	10	10	—	—	—
Development properties	(5,378)	(5,378)	—	—	—
Other non-same store income, net	(7,439)	(3,210)	—	—	(4,229)
Same store NOI at share - cash basis for the three months ended December 31, 2021	$261,035	$227,494	$18,413	$15,128	$—

NOI at share - cash basis for the three months ended December 31, 2020	$246,492	$208,949	$18,075	$14,947	$4,521
Less NOI at share - cash basis from:
Dispositions	(170)	(170)	—	—	—
Development properties	(7,626)	(7,626)	—	—	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	7,223	7,223	—	—	—
Other non-same store income, net	(8,775)	(3,974)	—	(280)	(4,521)
Same store NOI at share - cash basis for the three months ended December 31, 2020	$237,144	$204,402	$18,075	$14,667	$—

Increase in same store NOI at share - cash basis	$23,891	$23,092	$338	$461	$—

% increase in same store NOI at share - cash basis	10.1%	11.3%	1.9%	3.1%	—%
___________________
(1)2021 includes an increase in real estate tax expense of $3,844 primarily due to a recent increase in the triennial tax-assessed value of theMART.
- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE YEAR ENDED DECEMBER 31, 2021 COMPARED TO DECEMBER 31, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART(1)	555 California Street	Other
NOI at share for the year ended December 31, 2021	$1,033,368	$892,954	$58,909	$64,826	$16,679
Less NOI at share from:
Change in ownership interest in One Park Avenue	(9,651)	(9,651)	—	—	—
Dispositions	312	312	—	—	—
Development properties	(28,793)	(28,793)	—	—	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	12,677	12,677	—	—	—
Other non-same store income, net	(23,464)	(6,785)	—	—	(16,679)
Same store NOI at share for the year ended December 31, 2021	$984,449	$860,714	$58,909	$64,826	$—

NOI at share for the year ended December 31, 2020	$972,579	$833,891	$69,178	$60,324	$9,186
Less NOI at share from:
Dispositions	3,488	3,488	—	—	—
Development properties	(31,707)	(31,707)	—	—	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	42,502	42,502	—	—	—
Other non-same store income, net	(30,321)	(20,382)	(524)	(229)	(9,186)
Same store NOI at share for the year ended December 31, 2020	$956,541	$827,792	$68,654	$60,095	$—

Increase (decrease) in same store NOI at share	$27,908	$32,922	$(9,745)	$4,731	$—

% increase (decrease) in same store NOI at share	2.9%	4.0%	(14.2)%	7.9%	—%
___________________
(1)2021 includes an increase in real estate tax expense of $18,285 primarily due to a recent increase in the triennial tax-assessed value of theMART.
- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS YEAR ENDED DECEMBER 31, 2021 COMPARED TO DECEMBER 31, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART(1)	555 California Street	Other
NOI at share - cash basis for the year ended December 31, 2021	$1,034,686	$891,766	$64,389	$60,680	$17,851
Less NOI at share - cash basis from:
Change in ownership interest in One Park Avenue	(7,023)	(7,023)	—	—	—
Dispositions	611	611	—	—	—
Development properties	(25,710)	(25,710)	—	—	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	12,723	12,723	—	—	—
Other non-same store income, net	(25,297)	(7,446)	—	—	(17,851)
Same store NOI at share - cash basis for the year ended December 31, 2021	$989,990	$864,921	$64,389	$60,680	$—

NOI at share - cash basis for the year ended December 31, 2020	$1,018,825	$870,606	$76,251	$60,917	$11,051
Less NOI at share - cash basis from:
Dispositions	(1,835)	(1,835)	—	—	—
Development properties	(42,998)	(42,998)	—	—	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	41,941	41,941	—	—	—
Other non-same store income, net	(41,652)	(29,663)	(553)	(385)	(11,051)
Same store NOI at share - cash basis for the year ended December 31, 2020	$974,281	$838,051	$75,698	$60,532	$—

Increase (decrease) in same store NOI at share - cash basis	$15,709	$26,870	$(11,309)	$148	$—

% increase (decrease) in same store NOI at share - cash basis	1.6%	3.2%	(14.9)%	0.2%	—%
___________________
(1)2021 includes an increase in real estate tax expense of $18,285 primarily due to a recent increase in the triennial tax-assessed value of theMART.
- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE THREE MONTHS ENDED DECEMBER 31, 2021 COMPARED TO SEPTEMBER 30, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART(1)	555 California Street	Other
NOI at share for the three months ended December 31, 2021	$278,422	$241,939	$15,959	$16,596	$3,928
Less NOI at share from:
Change in ownership interest in One Park Avenue	(5,870)	(5,870)	—	—	—
Dispositions	10	10	—	—	—
Development properties	(9,657)	(9,657)	—	—	—
Other non-same store income, net	(6,000)	(2,072)	—	—	(3,928)
Same store NOI at share for the three months ended December 31, 2021	$256,905	$224,350	$15,959	$16,596	$—

NOI at share for the three months ended September 30, 2021	$255,271	$228,839	$6,431	$16,128	$3,873
Less NOI at share from:
Change in ownership interest in One Park Avenue	(3,780)	(3,780)	—	—	—
Dispositions	(542)	(542)	—	—	—
Development properties	(5,076)	(5,076)	—	—	—
Other non-same store income, net	(7,676)	(3,523)	—	(280)	(3,873)
Same store NOI at share for the three months ended September 30, 2021	$238,197	$215,918	$6,431	$15,848	$—

Increase in same store NOI at share	$18,708	$8,432	$9,528	$748	$—

% increase in same store NOI at share	7.9%	3.9%	148.2%	4.7%	—%
___________________
(1)The three months ended September 30, 2021 includes an additional real estate tax expense accrual of $8,665 primarily due to a recent increase in the triennial tax-assessed value of theMART.
- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS THREE MONTHS ENDED DECEMBER 31, 2021 COMPARED TO SEPTEMBER 30, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART(1)	555 California Street	Other
NOI at share - cash basis for the three months ended December 31, 2021	$278,170	$240,400	$18,413	$15,128	$4,229
Less NOI at share - cash basis from:
Change in ownership interest in One Park Avenue	(4,328)	(4,328)	—	—	—
Dispositions	10	10	—	—	—
Development properties	(5,378)	(5,378)	—	—	—
Other non-same store income, net	(7,079)	(2,850)	—	—	(4,229)
Same store NOI at share - cash basis for the three months ended December 31, 2021	$261,395	$227,854	$18,413	$15,128	$—

NOI at share - cash basis for the three months ended September 30, 2021	$257,193	$229,622	$8,635	$14,745	$4,191
Less NOI at share - cash basis from:
Change in ownership interest in One Park Avenue	(2,695)	(2,695)	—	—	—
Dispositions	(996)	(996)	—	—	—
Development properties	(5,755)	(5,755)	—	—	—
Other non-same store income, net	(7,541)	(3,070)	—	(280)	(4,191)
Same store NOI at share - cash basis for the three months ended September 30, 2021	$240,206	$217,106	$8,635	$14,465	$—

Increase in same store NOI at share - cash basis	$21,189	$10,748	$9,778	$663	$—

% increase in same store NOI at share - cash basis	8.8%	5.0%	113.2%	4.6%	—%
___________________
(1)The three months ended September 30, 2021 includes an additional real estate tax expense accrual of $8,665 primarily due to a recent increase in the triennial tax-assessed value of theMART.
- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONTRACTUAL DEBT (NON-GAAP) (unaudited)
(Amounts in thousands)

	As of December 31, 2021
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$6,053,343	$45,872	$6,099,215
Senior unsecured notes	1,189,792	10,208	1,200,000
$800 Million unsecured term loan	797,812	2,188	800,000
$2.75 Billion unsecured revolving credit facilities	575,000	—	575,000
	$8,615,947	$58,268	$8,674,215
- xiv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO EBITDAre (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2021
	2021	2020		2021	2020
Reconciliation of net income (loss) to EBITDAre (non-GAAP):
Net income (loss)	$31,963	$(208,726)	$71,765	$207,553	$(461,845)
Less net (income) loss attributable to noncontrolling interests in consolidated subsidiaries	(3,691)	(1,109)	(5,425)	(24,014)	139,894
Net income (loss) attributable to the Operating Partnership	28,272	(209,835)	66,340	183,539	(321,951)
EBITDAre adjustments at share:
Depreciation and amortization expense	153,136	138,393	130,164	526,539	532,298
Interest and debt expense	88,647	73,343	69,347	297,116	309,003
Income tax expense (benefit)	10,744	(1,840)	(25,414)	(9,813)	36,253
Real estate impairment losses	—	236,286	7,880	7,880	236,286
Non-cash impairment loss on our investment in Fifth Avenue and Times Square JV, reversing a portion of the $2.559 billion gain recognized on the April 2019 transfer to the Joint Venture attributable to the GAAP required write-up of the retained interest	—	—	—	—	409,060
Net gain on sale of real estate	(12,623)	—	—	(15,675)	—
EBITDAre at share	268,176	236,347	248,317	989,586	1,200,949
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	23,266	12,400	15,968	75,987	(91,155)
EBITDAre (non-GAAP)	$291,442	$248,747	$264,285	$1,065,573	$1,109,794
- xv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2021
	2021	2020		2021	2020
EBITDAre (non-GAAP)	$291,442	$248,747	$264,285	$1,065,573	$1,109,794

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(23,266)	(12,400)	(15,968)	(75,987)	91,155

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium unit(s)	(14,959)	(42,458)	(10,087)	(50,318)	(381,320)
Our share of (income) loss from real estate fund investments	(1,564)	(1,657)	(294)	(3,757)	63,114
Severance and other reduction-in-force related expenses	—	23,368	—	—	23,368
Hotel Pennsylvania loss (permanently closed on April 5, 2021)	—	7,004	—	11,625	31,139
608 Fifth Avenue non-cash lease liability extinguishment gain	—	—	—	—	(70,260)
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020	—	—	—	—	13,369
Healthcare and severance pay accruals related to Hotel Pennsylvania closure	—	—	—	—	9,246
Mark-to-market decrease in PREIT common shares (sold on January 23, 2020)	—	—	—	—	4,938
Other	3,981	5,800	(955)	1,840	15,750
Total of certain (income) expense items that impact EBITDAre	(12,542)	(7,943)	(11,336)	(40,610)	(290,656)

EBITDAre, as adjusted (non-GAAP)	$255,634	$228,404	$236,981	$948,976	$910,293

- xvi -